UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSR

   CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

                  Investment Company Act file number 811-2168
                                                     ---------------------

                            ACTIVA MUTUAL FUND TRUST
 ------------------------------------------------------------------------------
               (Exact name of registrant as specified in charter)



                         2905 Lucerne Dr. SE, Suite 200
                        Grand Rapids, Michigan 49546-7116
------------------------------------------------------------------------------
               (Address of principal executive offices) (Zip code)

     Allan D. Engel, President, Secretary, and Treasurer Activa Mutual Fund
                          2905 Lucerne Dr SE, Suite 200
                        Grand Rapids, Michigan 49546-7116
------------------------------------------------------------------------------
                     (Name and address of agent for service)

      Registrant's telephone number, including area code:  (616) 787-6288
                                                           -------------------

                  Date of fiscal year end: December 31
                                           ------------------

                  Date of reporting period: June 30, 2006
                                            -----------------

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. ss. 3507.

ITEM 1. REPORTS TO SHAREHOLDERS.
-------------------------------

The attached Semiannual Report to Shareholders was mailed on August 29, 2006.


Activa

Semiannual Report
June 30, 2006





ACTIVA INTERMEDIATE BOND FUND
   Sub-Adviser: McDonnell Investment
   Management, LLC

ACTIVA VALUE FUND
   Sub-Adviser: Wellington Management,
   Company, LLP

ACTIVA GROWTH FUND
   Sub-Adviser: BlackRock Advisors, Inc.

ACTIVA INTERNATIONAL FUND
   Sub-Adviser: Tradewinds NWQ Global
   Investors, LLC


A selection of stock and bond funds, managed by professional advisers, which are designed to help investors meet their financial goals.


Logo: Activa Mutual Funds

ACTIVA Mutual Funds Annual Report

Contents

                                                                            Page

SHAREHOLDER LETTER                                                             1

ACTIVA INTERMEDIATE BOND FUND                                                  2

ACTIVA VALUE FUND                                                              3

ACTIVA GROWTH FUND                                                             4

ACTIVA INTERNATIONAL FUND                                                      5


ACTIVA PORTFOLIO HIGHLIGHTS                                                    6


ACTIVA ADDITIONAL INFORMATION                                                  8


ACTIVA OFFICERS AND TRUSTEES OF THE FUND                                      11


SCHEDULE OF INVESTMENTS

   Activa Intermediate Bond Fund                                              13

   Activa Value Fund                                                          18

   Activa Growth Fund                                                         22

   Activa International Fund                                                  26



                                                                            Page

STATEMENT OF ASSETS AND LIABILITIES                                           29

STATEMENT OF OPERATIONS                                                       30

STATEMENT OF CHANGES IN NET ASSETS                                            31

NOTES TO FINANCIAL STATEMENTS                                                 33


FINANCIAL HIGHLIGHTS                                                          38


Activa Mutual Funds
2905 Lucerne SE, Suite 200
Grand Rapids, Michigan 49546
(800) 346-2670
WWW.ACTIVAFUNDS.COM

SEMIANNUAL REPORT

DEAR SHAREHOLDER:

During the first six months of 2006, the markets experienced an increase in volatility, mostly during the second quarter, rising to market highs for the period in early to mid May and then experiencing corrections while moving lower through mid June. Much of the volatility which occurred in May and June was due to continued concerns over higher energy and raw material costs as well as over the Federal Reserves interest rate moves. The Dow Jones Industrial Average finished the period up 5.2%. The U.S. broader market exhibited more volatility on the negative side during the second quarter with The Standard & Poor's 500 Index and NASDAQ Composite down 1.44% and 6.93% respectively, although with support from the first quarter the S&P 500 and NASDAQ managed to finish the first six-months of 2006 up 2.7% and down slightly at -1.07% respectively. The strongest markets were overseas with international stocks, as measured by the MSCI EAFE Index, achieving a positive return of 10.5% for the first six months although international stocks too experienced some retreat during the second quarter.

As a result of the increased market volatility which is a reflection of uncertainty in the financial markets and the economy, certain time tested investment strategies may help to protect your investments. Those strategies include investing for the long-term, diversification, including the right mix of stocks, bonds and cash and investing regularly.

In times of market volatility investors are often anxious regarding investment choices, especially how and when to invest. Investing regularly along with an automatic investment plan can help to relieve the anxiousness and emotion from investing. Dollar cost averaging involves investing a certain amount of money in the same fund at the same time each month or quarter. By investing the same dollar amount on a periodic basis in the same fund you may pay a lower average cost per share. Although dollar cost averaging does not guarantee a profit, it does encourage discipline, eliminates the need to decide when to invest, and avoids the temptation to time the market. Activa Mutual Funds can help you maintain an investment program by establishing an automatic investment program from your bank account. You choose the dollar amount (minimum $50), time periods, and Activa Funds you want to invest in. Call an Activa Investor Services Representative (1-800-346-2670) to further discuss dollar cost averaging and how you can establish an automatic investment program.

In this less than certain environment, I am confident to say that the portfolio managers and portfolio teams of our sub-advisers have proceeded with the skill and perspective that their experience has provided them. Our managers have been proactive in managing your investment in this market environment utilizing their expertise in their respective areas. We continue to monitor their results and abilities to invest appropriately in these challenging markets. Following in this report you will find their management discussion and review of fund results. In addition, you will find graphic illustrations and tables highlighting the diversification and significant holdings of each of the Funds.

We continue to welcome as shareholders the independent business owners of Alticor who receive part of their profit-sharing bonus in the Value Fund. Whether you are a new or continuing recipient of profit-sharing, we would encourage you to review your investment to make sure that the assets are allocated in a manner that best meets your investment objective.

To help investors determine their personal asset allocation and investment needs, the Activa Funds web-site offers a variety of financial calculators to help investors develop a plan. Please visit our web site at www.activafunds.com to access the financial calculators, and learn how you can develop a diversified portfolio using the Activa Funds.

We here at Activa funds thank you for your support of our Fund family and we will continue to make it our priority to bring you the highest level of quality and service.

Sincerely,

/s/ Allan D. Engel

Allan D. Engel
President


ACTIVA Mutual Funds Semiannual Report 1

ACTIVA Intermediate Bond Fund -- McDonnell Investment Management, LLC


ECONOMIC REVIEW

The economic environment for the first half of 2006 was characterized by solid US economic growth (with US real Gross Domestic Product expanding at a nearly 4% rate), commodity price pressures, US budget and trade deficits, weaker US dollar and a tighter Fed monetary policy. The underlying economic strength coupled with the commodity price pressures contributed to a 4% increase in the Consumer Price Index on an annual basis.

MARKET OVERVIEW

The Federal Reserve increased the Fed Funds target rate to 5.25% from 4.25%, during the first six months of 2006. The increase in the short term Fed Funds rate contributed to an overall flatter yield curve at the end of the period, as shorter interest rates moved up more than longer rates. The yield difference from 2-year treasuries to 30-year treasuries decreased from .14% as of December 31, 2005 to .04% as of June 30, 2006. Overall, the 2 year treasury yield increased from 4.40% on December 31, 2005 to 5.15% as of June 30, 2006, while the 30-year treasury yield increased from 4.54% to 5.19% over the same period.

FUND RETURN AND STRATEGY OVERVIEW

The Fund generated a total return of -1.01% for the six months ended June 30, 2006, while the Fund's benchmark, the Lehman Brothers Aggregate Bond Index total return for the same period was -0.72%. Overall the Fund's relative return benefited from overweighting the mortgage and asset-backed sectors, yield curve posture and security selection. Detractors from the Fund's relative return included credit sector performance and the impact of lower investment grade quality. As of June 30, 2006, the Fund had a duration of approximately 4.7 years, which was comparable to the 4.7 year duration of the Fund's benchmark, the Lehman Brothers Aggregate Bond Index. With respect to relative sector weightings, the Fund held overweight positions in the corporate, as well as the asset and mortgage-backed sectors. We believe the relative yield premiums offered by these sectors remain attractive and present positive total return opportunities. In addition, the Fund has increased its weighting in the middle of the yield curve, where we expect to maintain a modest overweight position.

OUTLOOK AND SUMMARY

We believe the prospects for continued economic growth will lead to firming of monetary policy by the Fed. Having indicated that the Fed Funds rate may be approaching neutral state, the Fed has lead the market to anticipate one more 25 basis point increase in the second half of 2006. The challenge remains in identifying the key sectors, yield curve posture and securities that best fit this environment. We expect to continue to meet these challenges through appropriate risk management and our disciplined investment style.


2 ACTIVA Mutual Funds Semiannual Report

ACTIVA Value Fund -- Wellington Management Company, LLP

MARKET COMMENT

During the first six months of 2006, concerns regarding the resilience of US consumers in the face of a softening housing market and higher borrowing costs hampered returns of more economically sensitive sectors during the period.

Energy prices remained high and the Federal Reserve continued to fight inflation through its measured approach. The US equity markets were more volatile during the latter part of the period as a result of investor concerns about excessive monetary tightening by the Federal Reserve Bank. The US equity market rallied the last day of the period in reaction to the "dovish" Fed comments which accompanied the latest rate hike.

Small cap stocks led large caps and mid caps for the first half of the year when measured using the S&P MidCap 400, Russell 1000 and Russell 2000 Indexes. Value outperformed growth as the Russell 1000 Value Index advanced +6.6% versus a -0.9% decline for the Russell 1000 Growth Index. Within the Russell 1000 Value, all of the ten broad economic sectors posted positive returns. Telecommunications, Energy, Industrials, and Consumer Staples were the best performing sectors, while Information Technology, Health Care, Consumer Discretionary, and Utilities posted the weakest results.

FUND REVIEW

The Activa Value Fund recorded positive performance of 4.86% net of expenses for the six-month period, but underperformed the 6.56% return of the Russell 1000 Value index.

The Sub-Advisor focuses on stock selection within industries; rather than making significant sector bets, industry weights are kept in line with those of the Russell 1000 Value Index. The Sub-Adviser uses an internally-developed, quantitative analytical approach to complement fundamental or "bottom-up" security analysis research.

For the first half of the year, the Fund's bottom-up investment approach produced positive benchmark-relative results in four of the ten broad market sectors. Strong stock selection within Industrials, Materials, Energy, and Utilities was not enough to offset the negative impact on relative performance of stock selection within Consumer Discretionary, Telecommunication Services, and Information Technology.

Consumer Discretionary holdings underperformed during the period due to poor performance from Homebuilders D.R. Horton and Standard Pacific. In addition, shares of media company Viacom declined during the first quarter of 2006 due to the spin-off of CBS.

Our initial underweight position in both AT&T and BellSouth detracted from benchmark-relative performance within the Telecommunication sector. Both stocks rose during the first quarter of 2006 after AT&T announced its plans to acquire BellSouth.

Within Information Technology, Microsoft and Accenture hurt relative performance. Due to their announcements of lower-than-expected results, both Microsoft's and Accenture's stock price fell during the period. Our overweight allocation to IBM also hurt relative performance as shares of IBM were relatively flat for the period despite the company's positive quarterly results. Investors are concerned that IBM's gains are the result of cost cuts and not growth in the company's key businesses.

On the positive side, strong performance from stock selection in the Industrials and Materials sectors was additive to performance. Strong contributors for the period were Waste Management, Canadian National Railway, and Lafarge North America. Waste Management reported higher than expected first quarter earnings due to stronger sales and cost cutting. Shares of Lafarge North America rose during the first quarter on news of a possible company buyout by its French parent, Lafarge S.A. Also during the period, Canadian National Railway's shares appreciated from solid pricing, volume growth, and strengthened demand in the North American rail transit.


                                         ACTIVA Mutual Funds Semiannual Report 3

ACTIVA Growth Fund -- BlackRock Advisors, Inc.


PERFORMANCE SUMMARY

The correction in US stock markets during the second quarter, which started in early May, resulted from both normal profit-taking due to the gains generated early in the year but also from a reassessment of the speculative risks being taken by investors in an environment where equities must confront some formidable headwinds. Anxiety surrounding interest rates, inflation and slowing economic growth has continued to overshadow strong earnings growth among companies, resulting in only modest gains for the major equity indices year-to-date.

Over the six month period, the Russell 1000 Growth Index has been modestly negative, declining 0.93%. After favoring the more cyclical groups for the first four months of the year, investors sought refuge during May and June, rotating to more defensive areas like utilities and consumer staples. The Portfolio trailed the benchmark in this environment, finishing the period down 1.76%, as strong stock selection in energy and financials could not offset weakness within the consumer discretionary and health care sectors.

PORTFOLIO REVIEW

Stock selection in the consumer discretionary sector created a substantial drag on return comparisons during the six month period. At the stock level, our position in specialty retailer Chico's FAS was the most notable detractor. Chico's first quarter sales comparisons disappointed investors, coming in well below historical averages, and raising concerns over the company's ability to keep up with changing fashion trends. We have reduced our position. Other detractors within consumer discretionary included positions in Kohl's and Cheesecake Factory.

Within health care, the majority of the strategy's relative underperformance was due to stock-specific reasons. Medical device maker St. Jude Medical was the largest individual detractor from both absolute and relative returns during the period. The stock traded down during the period amid concerns of decelerating growth in the implantable cardiac defibrillator (ICD) market, which has been a key growth area for the firm. We feel that fundamentals will remain weak, and have eliminated the stock from the portfolio.

Despite the choppy market conditions, our financial services holdings held up better than benchmark positions, resulting in favorable return comparisons. Our positions in Chicago Mercantile Exchange and Goldman Sachs made key contributions, while stable growth holding American Express also added value in this environment.

Although the energy sector has continued to exhibit some volatile swings, it proved to be one of the best performers in the Index. Solid stock selection and an overweight to the group had a positive impact on returns. Portfolio holding Consol Energy experienced strong gains over the period, particularly during the second quarter. Shares of Consol rose after the firm announced a 20-year coal supply agreement with electric utility FirstEnergy Generation Corp. Additionally; investors reacted positively to news that Consol will replace Knight-Ridder in the S&P 500 Index.

PORTFOLIO POSITIONING AND OUTLOOK

Our bottom-up approach to stock selection led to some adjustments within the portfolio over the last several months. At the sector level, the largest changes have occurred within the health care and industrials sectors. We gradually increased our exposure to industrials names adding to positions poised to benefit from positive trends in both aerospace and commercial construction spending. Individual stock selection decisions also contributed to reducing our overall health care exposure. Moving into the third quarter, we are underweight the group after eliminating several individual positions based on deteriorating fundamentals. At the close of the second quarter, our largest overweights were in energy, industrials, and financials, while the most significant underweights were in consumer discretionary, health care and information technology.

With investors clinging to each word of the Federal Reserve policymakers, we expect volatility to continue its upward trend. Market participants are clearly anxious that the Fed may go too far in its interest rate tightening, possibly stunting economic growth. Nonetheless, US large cap investors can take solace in the fact that large caps managed to outperform small caps during the sell-off. We remain cautious in the near-term as macroeconomic concerns overhang the market and investors attempt to time a cyclical interest rate peak.


4 ACTIVA Mutual Funds Semiannual Report

ACTIVA International Fund -- Tradewinds NWQ Global Investors, LLC


MARKET COMMENT

International markets continued their strong run into 2006, however, it could certainly be said that the period was a half of two distinct quarters, with the majority of the positive returns occurring in the first quarter. In the first quarter Europe was the winner, unlike 2005 where Japan was the clear best performer. Emerging markets and small cap securities continued their strong run and the MSCI EAFE Index ended the quarter returning over 9%. However, in May these strong returns went into reversal. While the MSCI EAFE Index finished the second quarter on a mildly positive note, generated mainly from a weaker US dollar, it hid the fact that at one point in the quarter the index was up almost 9%, only to retrace almost all of that move. For the six month period the MSCI EAFE Index finished up just over 10%. While the Emerging markets and small caps were hit hard in the second quarter, both areas finished the period with positive returns, although trailing that of the broader EAFE Index.

For a number of quarters now, one of the main themes on many market commentators' minds had been the lack of volatility in markets and the second quarter of 2006 answered the question of where this volatility had gone by coming back with a vengeance. While we cannot say for sure the reason for this increased volatility, central banks around the world are now moving in unison in reducing liquidity in the global financial system. Higher interest rates make borrowing costs higher, and also crowds out investment in other asset classes such as equities. In addition, markets had appreciated at a very fast rate following three years of already strong returns. Thus a reversal of some magnitude was to be expected, however, clearly for the period returns remain strong and positive and markets rallied into the end of the period.

FUND REVIEW

The Activa International Fund returned 7.46% for the period against 10.50% for the MSCI EAFE Index. Much of our underperformance for the period was due to currency exposure. As mentioned above, while the weaker US dollar aided EAFE returns, the composition of our currency exposure hurt our relative performance. Regions representing the Euro and Sterling where we are underweight were both up over 7% while the Yen rose only 3% and some of the emerging market currencies we have exposure to weakened in the period. However, there were also stock specific issues and sectors which also contributed to our overall performance.

The main detractor of returns was our exposure to the Consumer Discretionary sector and within that sector Premiere the German pay TV company, which performed very poorly in the period. We believe however, that this company continues to trade at a discount to its intrinsic value. Our financials sector exposure also hurt returns, due both to our significant underweight to the sector which outperformed the index and our exposures within the sector. Our overweight position in the telecommunications sector also continued to hurt from a relative and absolute perspective as investors continued to shun this asset class. We remain quite comfortable with both sector "calls". Performance was also hurt by our exposure to Northern Foods of the UK and Samsung SDI of South Korea. We have eliminated the Fund's position in Northern Foods.

From a sector perspective our high exposure to the Basic Materials companies once again benefited the portfolio. In particular exposure to Lonmin, a UK listed platinum company, aided returns, as did our holdings in Xstrata. In this global environment of extremely plentiful money, investors appear to be trying to avail themselves to hard assets with real, tangible value. However, the very strong returns in this sector were partially reversed in the second quarter. We were also helped by strong stock specific performance in many of the Japanese holdings, in particular the pharmaceutical company Daiichi Sankyo but also Nintendo and Kirin Breweries.

MARKET OUTLOOK

At the end of the first quarter we felt market performance appeared to have outpaced the fundamental underlying improvement in business conditions, and that interest rates appeared to be on a northward trend in most major markets around the world. We saw in the second quarter that these concerns led to a significant pull back from the highs reached in mid May. Looking forward, we feel that the increased volatility in equity markets is likely to continue, as interest rates continue to be normalized around the world and liquidity continues to be drained from the global economic system. During times of such volatility, we believe it is important to be invested in a diversified portfolio of companies trading at or below their intrinsic value.


                                         ACTIVA Mutual Funds Semiannual Report 5

ACTIVA Portfolio Highlights (Unaudited)


ACTIVA Intermediate Bond Fund

Pie Chart:
             Quality Diversification
                  as of 6/30/06

U.S. Government and
   U.S. Government Agency Obligations      56%
BBB                                         8%
A                                          16%
AA                                          5%
AAA                                        15%

Pie Chart:
                 Maturity Schedule
                   as of 6/30/06

11-20 Years                                21%
6-10 Years                                 14%
1-5 Years                                  16%
Less than 1 Year                            7%
Over 20 Years                              42%


ACTIVA Value Fund

Pie Chart:
Utilities                          4%
Consumer Discretionary             6%
Consumer Staples                   8%
Energy                            17%
Financials                        35%
Health Care                        7%
Industrials                        8%
Information Technology             6%
Materials                          2%
Telecommunication Services         7%

       Top Ten Holdings as of 6/30/06
      as a Percent of Total Investments

BANK OF AMERICA CORP.                  5.5%
CITIGROUP, INC.                        5.2%
CONOCOPHILLIPS                         4.0%
EXXON MOBIL CORP.                      4.0%
AT&T, INC.                             3.8%
CHEVRON CORP.                          3.7%
WACHOVIA CORP.                         3.4%
ALTRIA GROUP, INC.                     2.8%
CANADIAN NATIONAL RAILWAY              2.5%
INGERSOLL-RAND                         2.3%


6 ACTIVA Mutual Funds Semiannual Report

ACTIVA Portfolio Highlights (Unaudited) continued

ACTIVA Growth Fund

Pie Chart:
Industry Sector Holdings as of 6/30/06

Cash                               2%
Consumer Discretionary             5%
Consumer Staples                   8%
Energy                             9%
Financials                        11%
Health Care                       15%
Index Funds                        4%
Industrials                       19%
Information Technology            23%
Telecommunications Services        2%
Materials                          2%

        Top Ten Holdings as of 6/30/06
       as a Percent of Total Investments

UNITED TECHNOLOGIES                       4.0%
HONEYWELL INTERNATIONAL                   3.9%
YAHOO!, INC.                              3.6%
GOOGLE, INC.                              3.3%
PEPSICO, INC.                             3.3%
CONSOL ENERGY, INC.                       3.2%
AMERICAN EXPRESS CO.                      2.9%
GLOBALSANTAFE CORP.                       2.7%
CORNING, INC.                             2.6%
HEWLETT-PACKARD COMPANY                   2.5%

ACTIVA International Fund

Pie Chart:
   Country Breakdown as of 6/30/06
Japan                             25%
United Kingdom                    18%
Canada                            10%
Italy                             10%
Republic of Korea                  8%
France                             4%
Taiwan                             4%
South Africa                       4%
Belgium                            3%
Other                             14%

Pie Chart:

  Industry Sector Holdings as of 6/30/06

Consumer Discretionary                 13%
Consumer Staples                        6%
Energy                                 10%
Finance                                 4%
Health                                  2%
Materials and Processing               23%
Producer Durables                       4%
Technology                              6%
Transportation                          3%
Telecommunications                     21%
Utilities                               8%

      Top Ten Holdings as of 6/30/06
     as a Percent of Total Investments
BARRICK GOLD CORP. - CANADA               4.8%
TELECOM ITALIA - ITALY                    4.4%
KT CORP. ADR - KOREA                      4.0%
CHUNGHWA TELECOM ADR - TAIWAN             4.0%
BELGACOM SA - BELGIUM                     3.3%
ROYAL DUTCH SHELL ADR - UNITED KINGDOM    3.3%
FUJI PHOTO FILM - JAPAN                   3.2%
EUR ENTE NAZ - ITALY                      3.2%
EUR STORA ENSO - FINLAND                  2.9%
DAI NIPPON PRINTING - JAPAN               2.9%


                                         ACTIVA Mutual Funds Semiannual Report 7

ACTIVA Additional Information (Unaudited)

EXPENSE EXAMPLE

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs (none for Activa Funds) and (2) ongoing costs, including management fees; distribution 12b-1 fees; service fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds.

This Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from January 1, 2006 to June 30, 2006.

ACTUAL EXPENSES

The first line of the table for each Fund below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The second line of the table for each Fund below provides information, as required by applicable regulations of the Securities and Exchange Commission, about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other Funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. Unlike some mutual funds, the Activa Funds do not charge transactional fees such as sales charges, redemption fees, or exchange fees.

EXPENSES PAID DURING THE PERIOD

                                                          Beginning      Ending         Expenses
                                                           Account       Account           Paid        Annualized
                                                           Value,        Value,          During         Expense
                                                           1/1/06        6/30/06         Period*         Ratio
                                                          ---------     ---------        --------      --------
         Activa Intermediate Bond            Actual       $1,000.00       $989.90          $3.80         0.77%
                                       Hypothetical       $1,000.00     $1,021.18          $3.87         0.77%

         Activa Value Fund Class A           Actual       $1,000.00     $1,048.60          $5.74         1.13%
                                       Hypothetical       $1,000.00     $1,019.40          $5.67         1.13%

         Activa Value Fund Class R           Actual       $1,000.00     $1,048.30          $5.38         1.06%
                                       Hypothetical       $1,000.00     $1,019.74          $5.32         1.06%

         Activa Growth Fund                  Actual       $1,000.00       $982.40          $7.08         1.44%
                                       Hypothetical       $1,000.00     $1,017.86          $7.23         1.44%

         Activa International Fund           Actual       $1,000.00     $1,074.60          $7.56         1.47%
                                       Hypothetical       $1,000.00     $1,017.71          $7.38         1.47%

*Expenses are equal to the Fund's annualized expense ratio, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

OTHER INFORMATION
Proxy Voting Guidelines
The Funds exercise the voting rights associated with the securities held by the Funds under the proxy voting policy of the Funds. A description of those policies and procedures of the Fund and a record of the Fund's proxy votes for the year ended June 30, 2006 are available without charge, upon request, by calling 800-346-2670. It is also available on the Securities and Exchange Commission's (SEC) website at http://www.sec.gov.

Quarterly Filing of Portfolio Holdings
The Funds will file their complete schedule of investments with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund's Form N-Q will be available on the SEC's website at http://www.sec.gov. The Fund's Form N-Q may be reviewed and copied at the SEC's Public Reference Room in Washington, DC, and information on the operation of the Public Reference Room may be obtained by calling 800-SEC-0330. Information included in the Fund's Forms N-Q will also be available upon request, by calling 800-346-2670.


8 ACTIVA Mutual Funds Semiannual Report

ACTIVA Additional Information (Unaudited) continued


APPROVAL OF INVESTMENT ADVISORY AGREEMENTS

At a meeting held on February 13, 2006, the Fund's Board of Trustees approved continuation of the Investment Advisory Contract with Activa Asset Management LLC until March 31, 2007. At the same meeting, the Trustees approved continuation of the Sub-Advisory Agreements for the same period.

In considering the Investment Advisory Agreement the Board of Trustees reviewed the nature, extent and quality of the services provided to the Fund by the Investment Adviser. As part of its review, the Board considered the performance of the Investment Adviser in setting the overall investment strategies for the Fund, monitoring and evaluating the investment performance of the Fund's Sub-Advisers, and monitoring compliance with the investment objectives, policies and restrictions of the Fund. As part of its review, the Board considered financial information provided by the Investment Adviser, as well as information about its management structure and professional staff. In addition, the Board received a report from the Fund's Chief Compliance Officer regarding the Investment Advisers compliance programs, code of ethics, and record of compliance with federal securities regulations. The Board concluded that the Investment Adviser had provided satisfactory services to the Fund, and that it could be expected to continue to provide satisfactory services in the future.

As part of its review, the Board considered information provided by the Investment Adviser and Sub-Adviser regarding the Fund's performance, as well as information regarding the investment performance of other Fund's with similar investment objectives. The Board concluded that the Fund's investment performance was satisfactory.

In considering the Investment Advisory Agreement the Board of Trustees also reviewed the compensation paid under the agreement. As part of its review, the Board considered information provided by the Investment Adviser and Sub-Adviser with respect to the amounts being paid for investment advisory services by other funds that have similar investment objectives. The Board also considered the fact that the Investment Advisory Agreement provides for reduced payments (as a percentage of Fund assets) as the size of the Fund increases, so that Fund investors will benefit from economies of scale. The Board concluded that the compensation paid under the Investment Advisory Agreement is reasonable in light of the services provided to the Funds.

As part of its review of compensation, the Board considered other benefits that might accrue to the Investment Adviser and its affiliated organizations by virtue of their relationships with the Fund. The Board also considered information provided by the Investment Adviser as to the profitability of the Investment Advisory Agreement. It was noted that, in addition to receiving compensation for serving as the Fund's investment adviser, the Investment Adviser also receives compensation for serving as the Fundadministrator and transfer agent, and also receives Rule 12b-1 payments under the Fund's distribution agreement.

Following its review, the Board of Trustees concluded that the terms and conditions of the Investment Advisory Agreement, including the compensation payable thereunder, were fair and reasonable, and that the agreement should be continued until March 31, 2007. In reaching this decision, the Board did not identify any single factor as all-important or controlling. Nor does the foregoing summary detail all the matters considered by the Board.


Sub-Advisory Agreement Approvals - Intermediate Bond Fund, Value Fund, Growth Fund, and International Fund.

In considering the Sub-Advisory Agreement the Board of Trustees reviewed the nature, extent and quality of the services provided to the Fund by each of the Sub-Advisers. As part of its review, the Board considered the performance of each of the Sub-Advisers in furnishing investment advice, managing the Fund's investment portfolio, and complying with the Fund's investment objectives, policies and restrictions. As part of its review, the Board considered financial information provided by each of the Sub-Advisers, as well as information about their management structure and professional staff and, in particular, the qualifications of the portfolio managers assigned to the Fund. In addition, the Board received a report from the Fund's Chief Compliance Officer regarding the Sub-Advisers compliance programs,


                                         ACTIVA Mutual Funds Semiannual Report 9

ACTIVA Additional Information (Unaudited) continued


code of ethics, and record of compliance with federal securities regulations. The Board concluded that each of the Sub-Advisers had provided satisfactory services to the Fund, and that it could be expected to continue to provide satisfactory services in the future.

As part of its review, the Board considered information provided by the Investment Adviser and each of the Sub-Advisers regarding the Fund's performance, as well as information regarding the investment performance of other Fund's with similar investment objectives. In addition, the Board was provided with a report prepared by the Consulting Group, an independent consulting organization, which analyzed the capabilities and performance of each of the Sub-Advisers. The Board concluded that the Fund's investment performance was satisfactory.

In considering each of the Sub-Advisory Agreements the Board of Trustees also reviewed the compensation paid under the agreement. As part of its review, the Board considered information provided by the Investment Adviser and Sub-Adviser with respect to the amounts being paid for investment advisory services by other funds that have similar investment objectives. The Board also considered the fact that each of the Sub-Advisory Agreements provide for reduced payments (as a percentage of Fund assets) as the size of the Fund increases, so that Fund investors will benefit from economies of scale. The Board concluded that the compensation paid under the Investment Advisory and each of the Sub-Advisory Agreements is reasonable in light of the services provided to the Funds.

As part of its review of compensation, The Board considered other benefits that might accrue to each of the Sub-Advisers and their affiliated organizations by virtue of their relationships with the Fund. The Board did not consider a profit analysis from each of the Sub-Advisers because the sub-advisory fees resulted from arms-length negotiations between the Investment Adviser and each of the Sub-Advisers and because the fees under the Sub-Advisory Agreement constitute a very small percentage of the Sub-Adviser's total income from providing investment management services.

Following its review, the Board of Trustees concluded that the terms and conditions of each of the Sub-Advisory Agreements, including the compensation payable thereunder, were fair and reasonable, and that the agreement should be continued until March 31, 2007. In reaching this decision, the Board did not identify any single factor as all-important or controlling. Nor does the foregoing summary detail all of the matters considered by the Board.


10 ACTIVA Mutual Funds Semiannual Report

ACTIVA Officers and Trustees of the Fund


The business affairs of the Fund are managed under the direction of the Board of Trustees ("Board"). The following information as of June 30, 2006 pertains to the Officers and Trustees of the Fund or the Advisor or both, and includes their principal occupation during the past five years and their compensation as
Trustee:

                                                                                                           NUMBER OF
                                                                                                           PORTFOLIOS      OTHER
                                                                                                           IN FUND         DIRECTOR-
                                                                 TERM OF                                   COMPLEX         SHIPS
         NAME AND                                             OFFICE/YEARS    PRINCIPAL OCCUPATION         OVERSEEN BY     HELD BY
         ADDRESS                AGE    OFFICE HELD               SERVED          LAST FIVE YEARS           TRUSTEE         TRUSTEE
------------------------------------------------------------------------------------------------------------------------------------

INTERESTED TRUSTEE
------------------
James J. Rosloniec*             61     Trustee of the Fund   Perpetual / 25   President, Chief Operating   4               None
                                                                              Officer, JVA Enterprises I,
2905 Lucerne SE,                                                              LLC; President, Chief
Suite 200                                                                     Executive Officer and
Grand Rapids,                                                                 Director, Activa Holdings
Michigan                                                                      Corp.; President, Chief
49546                                                                         Executive Officer, of
                                                                              Activa Management Services,
                                                                              LLC; and President and
                                                                              Treasurer, Activa Mutual
                                                                              Fund Trust (1999-2002).

ADVISORY TRUSTEE
----------------
Joseph E. Victor, Jr.           58     Advisory Trustee of   Perpetual / 5    President and Chief          4               None
2905 Lucerne SE,                       the Fund                               Executive Officer, Marker
Suite 200                                                                     Net, Inc. (Crown Independent
Grand Rapids,                                                                 Business Owner affiliated
Michigan 49546                                                                with Quixtar, Inc.)

DISINTERESTED TRUSTEES
----------------------
Donald H. Johnson               75     Trustee of the Fund   Perpetual / 13   Retired, Former Vice         4               None
2905 Lucerne SE,                                                              President-Treasurer,
Suite 200                                                                     SPX Corporation.
Grand Rapids,
Michigan 49546

Walter T. Jones                 64     Trustee of the Fund   Perpetual / 14   Retired, Former Senior       4               None
936 Sycamore Ave.                                                             Vice President-Chief
Holland, Michigan                                                             Financial Officer,
49424                                                                         Prince Corporation

Richard E. Wayman               71     Trustee of the Fund   Perpetual / 8    Retired, Former Finance      4               None
24578 Rutherford                                                              Director, Amway
Ramona, California                                                            Corporation.
92065

OFFICER
-------
Allan D. Engel                  54     President, Secretary  Perpetual / 25   Vice President, Real         N/A             N/A
2905 Lucerne SE,                       and Treasurer of                       Estate Operations and
Suite 200                              the Fund; President,                   Secretary-Activa Holdings
Grand Rapids,                          and Secretary of                       Corp.; Vice President of
Michigan                               the Investment                         Activa Management Services,
49546                                  Adviser.                               LLC; Trustee, Activa Mutual
                                                                              Fund Trust (1999-2004);
                                                                              and Vice President and
                                                                              Assistant Treasurer,
                                                                              Activa Mutual Fund
                                                                              Trust (1999-2002).



ACTIVA Mutual Funds Semiannual Report 11

ACTIVA Officers and Trustees of the Fund continued


The following table contains information about the compensation that the Trustees received during the six month period ended June 30, 2006:

                                                   PENSION OR
                                                   RETIREMENT
                                                    BENEFITS
                                                   ACCRUED AS     ESTIMATED ANNUAL       TOTAL
 NAME OF PERSON,                   TRUSTEE          PART OF           BENEFITS        COMPENSATION
    POSITION                     COMPENSATION     FUND EXPENSES    UPON RETIREMENT  PAID TO TRUSTEES
----------------------------------------------------------------------------------------------------
INTERESTED TRUSTEE
------------------

James J. Rosloniec*                 $8,000             -0-               -0-             $8,000
Trustee

ADVISORY TRUSTEE
----------------

Joseph E. Victor, Jr.               $8,000             -0-               -0-             $8,000
Advisory Trustee

DISINTERESTED TRUSTEES
----------------------

Donald H. Johnson                   $8,000             -0-               -0-             $8,000
Trustee

Walter T. Jones                     $8,000             -0-               -0-             $8,000
Trustee

Richard E. Wayman                   $8,000             -0-               -0-             $8,000
Trustee

*Mr. Rosloniec is an interested person of the Fund inasmuch as he is an officer of Activa Holdings Corp. and Activa Management Services, LLC, which controls the Investment Adviser. He is also an officer of JVA Enterprises I, LLC , which may be deemed to control Activa Holdings Corp.

Fees paid to all Trustees during the six month period ended June 30, 2006 amounted to $40,000. Under the Administrative Agreement, the Investment Adviser pays the fees of the Interested Trustees of the Fund and the Fund pays the fees of the Disinterested and Advisory Trustees of the Fund. In addition, the Investment Adviser pays the salaries and fees of all of the Fund's officers who devote all or part of their time to the affairs of the Investment Adviser.

The Fund's Statement of Additional Information contains additional information about the Fund's Trustees. It is available, without charge, by writing or telephoning the Fund.


12 ACTIVA Mutual Funds Semiannual Report

ACTIVA Schedule of Investments
INTERMEDIATE BOND FUND - 6/30/06 (Unaudited)
                                                                                % OF        SHARES OR                 VALUE
      SECURITY DESCRIPTION                                               INVESTMENTS        PAR VALUE              (NOTE 2)
---------------------------------------------------------------------------------------------------------------------------
MONEY MARKET FUNDS - TAXABLE                                                    1.8%
CUSTODIAN CASH SWEEP
      NORTHERN INSTITUTIONAL DIVERSIFIED ASSETS PORT.                                      1,523,445      $       1,523,445
                                                                                                          -----------------

U.S. TREASURY NOTES                                                             1.4%
      U.S. TREASURY NOTES, 3.125%, 05/15/07                                                  505,000                496,163
      U.S. TREASURY NOTES, 3.125%, 01/31/07                                                  770,000                760,375
                                                                                                          -----------------
                                                                                                                  1,256,538
                                                                                                          -----------------

U.S. TREASURY BONDS                                                             7.9%
      U.S. TREASURY BONDS, 6.25%, 8/15/23                                                  3,988,000              4,399,562
      U.S. TREASURY INFLATION INDEX BOND (TIP), 3.875%, 4/15/29                              456,000                690,042
      U.S. TREASURY INFLATION INDEX BOND (TIP), 3.875%, 01/15/09                             690,000                876,191
      U.S. TREASURY INFLATION INDEX BOND (TIP), 2.00%, 01/15/14                              815,000                855,535
                                                                                                          -----------------
                                                                                                                  6,821,330
                                                                                                          -----------------

US TREASURY STRIPS - PRINCIPAL ONLY                                             1.5%
      STRIP PRINC., 5/15/18                                                                  791,000                425,685
      STRIP PRINC., 8/15/25                                                                2,325,000                845,812
                                                                                                          -----------------
                                                                                                                  1,271,497
                                                                                                          -----------------

FEDERAL HOME LOAN MORTGAGE                                                     18.3%
      FREDDIE MAC GOLD, 5.50%, 12/1/32                                                       435,398                420,099
      FREDDIE MAC, 5.00%, 12/01/35                                                         1,067,158                997,729
      FREDDIE MAC, 4.50%, 04/01/35                                                           695,889                633,106
      FEDERAL GOVT. LOAN MGMT. CORP., 5.50%, 02/01/36                                        857,353                824,283
      FEDERAL GOVT. LOAN MORTG. CORP. PL G18010, 5.5%, 9/01/19                               708,655                695,971
      FREDDIE MAC, 8.00%, 3/1/30                                                             199,066                210,015
      FEDERAL GOVT. LOAN MORTG. CORP. PL B19064, 4.5%, 4/01/20                             1,522,938              1,438,299
      FREDDIE MAC, 5.00%, 07/01/34                                                         1,337,635              1,253,652
      FREDDIE MAC, 5.50%, 05/01/35                                                         2,311,596              2,222,434
      FEDERAL GOVT. LOAN MORTG. CORP., 5.00%, 09/01/35                                     1,745,251              1,631,705
      FEDERAL HOME LOAN MORTG. CORP., 5.00%, 7/15/14                                       1,675,000              1,626,844
      FREDDIE MAC, 5.50%, 5/15/28                                                          1,516,000              1,506,975
      FREDDIE MAC, 5.00%, 4/15/18                                                          1,137,000              1,088,077
      FREDDIE MAC, 4.50%,  4/15/26                                                         1,262,000              1,228,209
                                                                                                          -----------------
                                                                                                                 15,777,398
                                                                                                          -----------------

FEDERAL NATIONAL MORTGAGE ASSOCIATION                                          22.7%
      FANNIE MAE, 6.50%, 9/1/29                                                               95,148                 96,158
      FNMA PL 255630, 5.00%, 2/1/35                                                        1,548,824              1,452,375
      FANNIE MAE, 4.50%, 9/1/18                                                            1,363,584              1,292,273
      FANNIE MAE, 5.00%, 12/1/33                                                             995,164                935,070
      FANNIE MAE, 6.00%, 1/1/29                                                              156,703                155,037
      FANNIE MAE, 6.50%, 3/1/29                                                               72,506                 73,276
      FANNIE MAE, 6.50%, 3/1/29                                                              171,059                172,875
      FANNIE MAE, 6.50%, 7/1/32                                                              956,039                964,775
      FANNIE MAE, 6.50%, 9/1/18                                                              655,305                664,958
      FANNIE MAE, 6.50%, 5/1/32                                                              403,449                407,136


                                        ACTIVA Mutual Funds Semiannual Report 13


   The accompanying notes are an integral part of these financial statements.

ACTIVA Schedule of Investments continued
INTERMEDIATE BOND FUND - 6/30/06 (Unaudited)
                                                                                % OF        SHARES OR                 VALUE
      SECURITY DESCRIPTION                                               INVESTMENTS        PAR VALUE              (NOTE 2)
---------------------------------------------------------------------------------------------------------------------------
FEDERAL NATIONAL MORTGAGE ASSOCIATION (CONTINUED)
      FANNIE MAE, 5.50%, 2/1/33                                                              418,216      $         403,584
      FANNIE MAE, 5.50%, 4/1/33                                                              318,120                306,990
      FANNIE MAE, 4.50%, 8/1/19                                                            1,316,470              1,246,337
      FANNIE MAE, 4.50%, 9/1/34                                                              797,393                724,953
      FANNIE MAE, 5.00%, 8/1/33                                                              333,326                313,198
      FANNIE MAE, 7.00%, 5/1/35                                                              328,194                336,265
      FANNIE MAE, 5.00%, 6/01/34                                                             338,700                317,724
      FANNIE MAE, 5.00%, 8/01/19                                                             806,307                778,008
      FANNIE MAE, 6.00%, 10/1/34                                                           1,911,636              1,885,903
      FANNIE MAE PL 807595, 4.50%, 12/01/34                                                  588,629                535,154
      FNCL, 6.00%, 01/01/36                                                                2,585,865              2,546,351
      FNCL, 5.00%, 11/01/35                                                                  911,983                852,809
      FNCL, 5.50%, 01/01/36                                                                1,706,391              1,639,592
      FANNIE MAE, 5.50%, 02/01/36                                                          1,446,415              1,390,706
                                                                                                          -----------------
                                                                                                                 19,491,507
                                                                                                          -----------------

GOVERNMENT NATIONAL MORTGAGE ASSOCIATION                                        2.8%
      GOVERNMENT NATIONAL MORTGAGE ASSOC., 7.0%, 11/15/31                                    129,470                133,619
      GOVERNMENT NATIONAL MORTGAGE ASSOC., 7.0%, 12/15/28                                     59,857                 61,774
      GOVERNMENT NATIONAL MORTGAGE ASSOC., 7.0%, 9/15/29                                      20,253                 20,905
      GOVERNMENT NATIONAL SINGLE FAMILY, 7.0%, 12/15/29                                      229,991                237,391
      GOVERNMENT NATIONAL MORTGAGE ASSOC., 4.5%, 4/15/18                                     825,684                787,357
      GOVERNMENT NATIONAL SINGLE FAMILY, 7.0%, 09/15/34                                      162,165                167,334
      GOVERNMENT NATIONAL MORTGAGE ASSOC., 3.407%, 7/16/21                                 1,001,393                958,079
                                                                                                          -----------------
                                                                                                                  2,366,459
                                                                                                          -----------------

CORPORATE BONDS - 33.8%
AUTOMOTIVE                                                                      1.0%
      DAIMLERCHRYSLER, 7.20%, 9/1/09                                                         391,000                403,708
      JOHNSON CONTROLS, INC., 5.25%, 01/15/11                                                450,000                438,957
                                                                                                          -----------------
                                                                                                                    842,665
                                                                                                          -----------------

BANKING                                                                         3.0%
      CHASE CAPITAL I, 7.67%, 12/01/26                                                       520,000                542,513
      NB CAPITAL TRUST IV, 8.25%, 04/15/27                                                   837,000                880,527
      NATIONAL WESTMINSTER BANK, 7.375%, 10/1/09                                             633,000                670,748
      USA INTERACTIVE, 7.00%, 01/15/13                                                       403,000                405,163
                                                                                                          -----------------
                                                                                                                  2,498,951
                                                                                                          -----------------

BANKING AND FINANCIAL SERVICES                                                  8.5%
      AMERICAN GENERAL FINANCE, 4.50%, 11/15/07                                              907,000                893,658
      CITIGROUP, INC., 5.60%, 4/27/11                                                        500,000                495,146
      FIRST DATA CORP., 4.70%, 11/01/06                                                      883,000                880,325
      GOLDMAN SACHS CAPITAL I, 6.345%, 2/15/34                                               456,000                426,440
      INTERNATIONAL LEASE FIN., 5.875%, 5/1/13                                               758,000                753,349
      JP MORGAN CHASE., 5.247%, 1/12/43                                                      745,000                730,626
      MELLON CAP II, 7.995%, 1/15/27                                                         745,000                780,829
      MERRILL LYNCH MORTGAGE TRUST, 4.218%, 5/12/43                                          855,767                832,492

14 ACTIVA Mutual Funds Semiannual Report

   The accompanying notes are an integral part of these financial statements.

ACTIVA Schedule of Investments continued
INTERMEDIATE BOND FUND - 6/30/06 (Unaudited)
                                                                                % OF        SHARES OR                 VALUE
      SECURITY DESCRIPTION                                               INVESTMENTS        PAR VALUE              (NOTE 2)
---------------------------------------------------------------------------------------------------------------------------
BANKING AND FINANCIAL SERVICES (CONTINUED)
      PNC FUNDING CORP., 5.125%, 12/14/10                                                    670,000      $         654,295
      RESIDENTIAL CAPITAL CORP., 6.375%, 06/30/10                                            423,000                417,712
      RESONA PFD GLOBAL SECS., 7.191%, 12/29/49                                              430,000                432,030
                                                                                                          -----------------
                                                                                                                  7,296,902
                                                                                                          -----------------

ELECTRIC UTILITY                                                                4.0%
      AMERICA MOVIL SA DE CV, 5.50%, 3/1/14                                                  456,000                422,459
      AMERICAN ELECTRIC POWER, 5.375%, 3/15/10                                               445,000                438,393
      CONSTELLATION ENERGY GRP., 6.125%, 09/01/09                                            420,000                423,150
      PACIFIC GAS & ELEC., 6.05%, 3/01/34                                                    428,000                405,264
      PECO ENERGY TRANSITION TRUST, 6.52%, 12/31/10                                        1,707,000              1,759,227
                                                                                                          -----------------
                                                                                                                  3,448,493
                                                                                                          -----------------

ENERGY                                                                          1.0%
      FIRSTENERGY CORP., 6.45%, 11/15/11                                                     430,000                438,026
      XTO ENERGY, INC., 5.30%, 6/30/15                                                       485,000                451,633
                                                                                                          -----------------
                                                                                                                    889,659
                                                                                                          -----------------

FINANCIAL SERVICES                                                              6.3%
      AMBAC FINANCIAL GROUP, INC., 5.95%, 12/05/35                                           445,000                414,426
      CITIGROUP/DEUTSCHE BANK COMM. MORTAGE, 5.23%, 9/15/20                                  895,000                878,362
      CATERPILLAR FINANCIAL SERVICES CORP., 5.05%, 12/01/10                                  670,000                653,489
      COUNTRYWIDE FINANCIAL CORP., 6.25%, 05/15/16                                           490,000                481,137
      GENERAL ELECTRIC CAPITAL CORP., 5.00%, 01/08/16                                        347,000                326,315
      HSBC FINANCE CORP., 5.50%, 01/19/16                                                    590,000                562,919
      LEHMAN BROTHERS HOLDINGS, 6.625%, 01/18/12                                             425,000                440,492
      MORGAN STANLEY CAPITAL, 4.517%, 1/14/42                                                792,423                774,671
      SOVRISC BV, 4.63%, 10/31/08                                                            930,000                912,950
                                                                                                          -----------------
                                                                                                                  5,444,761
                                                                                                          -----------------

HEALTH CARE                                                                     0.5%
      AETNA, INC., 5.75%, 06/15/11                                                           430,000                427,430
                                                                                                          -----------------

HOTELS AND LODGING                                                              0.5%
      HARRAHS OPERATING CO., INC., 5.625%, 06/01/15                                          443,000                410,440
                                                                                                          -----------------

IMPORT/EXPORT                                                                   1.0%
      SWEDISH EXPORT CREDIT, 4.625%, 02/17/09                                                895,000                877,272
                                                                                                          -----------------

INSURANCE                                                                       1.0%
      MARSH & MCLENNAN, 7.125%, 06/15/09                                                     445,000                458,215
      METLIFE, INC., 5.00%, 6/15/15                                                          455,000                421,642
                                                                                                          -----------------
                                                                                                                    879,857
                                                                                                          -----------------


                                        ACTIVA Mutual Funds Semiannual Report 15

   The accompanying notes are an integral part of these financial statements.


ACTIVA Schedule of Investments continued
INTERMEDIATE BOND FUND - 6/30/06 (Unaudited)

                                                                                % OF        SHARES OR                 VALUE
      SECURITY DESCRIPTION                                               INVESTMENTS        PAR VALUE              (NOTE 2)
---------------------------------------------------------------------------------------------------------------------------
MEDICAL EQUIPMENT AND SUPPLIES                                                  0.4%
      LABORATORY CORPORATION OF AMERICA, 5.625%, 12/15/15                                    385,000      $         368,942
                                                                                                          -----------------

OIL & GAS EQUIPMENT/SERVICES                                                    0.7%
      CONOCOPHIL AU, 5.50%, 4/15/13                                                          600,000                592,249
                                                                                                          -----------------

PRINTING & PUBLISHING                                                           0.3%
      NEWS AMERICA HOLDINGS, 8.15%, 10/17/36                                                 227,000                250,525
                                                                                                          -----------------

RETAIL STORES                                                                   1.3%
      HOME DEPOT,  INC., 5.40%, 03/01/16                                                     435,000                417,600
      WAL-MART STORES, 6.875%, 8/10/09                                                       681,000                705,686
                                                                                                          -----------------
                                                                                                                  1,123,286
                                                                                                          -----------------

REAL ESTATE                                                                     1.0%
      ERP OPERATING LP, 5.25%, 09/15/14                                                      456,000                433,770
      ISTAR FINANCIAL SFI, 5.15%, 03/01/12                                                   465,000                442,652
                                                                                                          -----------------
                                                                                                                    876,422
                                                                                                          -----------------

TELECOMMUNICATIONS                                                              3.3%
      AT&T CORP., 9.05%,11/15/11                                                             500,000                531,354
      AT&T WIRELESS, 8.125%, 5/1/12                                                          456,000                502,385
      BELLSOUTH CORPORATION, 6.875%, 10/15/31                                                325,000                321,535
      BRITISH SKY BROADCASTING GROUP, 8.20%, 7/15/09                                         504,000                535,590
      CISCO SYSTEMS, INC., 5.50%, 02/22/16                                                   405,000                389,606
      VERIZON GLOBAL FUNDING CORP., 7.75%, 6/15/32                                           504,000                544,194
                                                                                                          -----------------
                                                                                                                  2,824,664
                                                                                                          -----------------

TOTAL CORPORATE BONDS                                                                                            29,052,518
                                                                                                          -----------------

ASSET BACKED SECURITIES - 5.6%
CREDIT CARD                                                                     1.1%
      MBNA CREDIT CARD MASTER NOTE TRUST, 4.30%, 2/15/11                                     965,000                941,850
                                                                                                          -----------------

FINANCIAL SERVICES                                                              4.5%
      CITIBANK CREDIT CARD INSURANCE TRUST, 5.30%, 3/15/18                                   930,000                897,825
      DETROIT EDISON SECURITIZATION FUNDING LLC, 6.19%, 3/1/13                               254,000                259,554
      GE CAPITAL COMMERCIAL MORTG. CORP., 4.353%, 6/10/48                                    883,000                845,801
      PSE&G TRANSITION FUNDING LLC, 6.45%, 3/15/13                                           734,000                757,686
      VOLKSWAGEN AUTO LOAN ENHANCED TRUST, 4.86%, 02/20/09                                 1,115,000              1,096,878
                                                                                                          -----------------
                                                                                                                  3,857,744
                                                                                                          -----------------

TOTAL ASSET BACKED SECURITIES                                                                                     4,799,594
                                                                                                          -----------------


16 ACTIVA Mutual Funds Semiannual Report

   The accompanying notes are an integral part of these financial statements.

ACTIVA Schedule of Investments continued
INTERMEDIATE BOND FUND - 6/30/06 (Unaudited)
                                                                                % OF        SHARES OR                 VALUE
      SECURITY DESCRIPTION                                               INVESTMENTS        PAR VALUE              (NOTE 2)
---------------------------------------------------------------------------------------------------------------------------
COLLATERALIZED MORTGAGE OBLIGATIONS - 4.2%
FINANCIAL SERVICES                                                              4.2%
      BEAR STEARNS COMMERCIAL MORTG. SEC., 4.212%, 6/11/41                                   876,331      $         850,845
      BEAR STEARNS COMMERCIAL MORTG. SEC., 4.74%, 09/15/42                                   745,000                718,494
      CITIGROUP COMMERCIAL MORTGAGE TRUST, 4.391%, 5/15/43                                   842,418                819,300
      LB UBS COMMERCIAL MORTGAGE TRUST, 4.394%, 7/15/30                                      475,134                467,770
      MERRILL LYNCH MORTGAGE TRUST, 5.2447%, 11/12/37                                        745,000                715,137
                                                                                                          -----------------
                                                                                                                  3,571,546
                                                                                                          -----------------

TOTAL COLLATERALIZED MORTGAGE OBLIGATIONS                                                                         3,571,546
                                                                                                          -----------------

TOTAL FIXED INCOME - 100% (Cost $89,135,672)                                                              $      85,931,832
                                                                                                          =================


                                        ACTIVA Mutual Funds Semiannual Report 17

   The accompanying notes are an integral part of these financial statements.

ACTIVA Schedule of Investments
VALUE FUND - 6/30/06 (Unaudited)
                                                                                % OF        SHARES OR                 VALUE
      SECURITY DESCRIPTION                                               INVESTMENTS        PAR VALUE              (NOTE 2)
---------------------------------------------------------------------------------------------------------------------------
MONEY MARKET FUNDS - TAXABLE - 1.4%                                             1.4%
CUSTODIAN CASH SWEEP
      NORTHERN INSTITUTIONAL DIVERSIFIED ASSETS PORT.                                      1,955,400      $       1,955,400
                                                                                                          -----------------

TOTAL MONEY MARKET FUNDS - TAXABLE (Cost $1,955,400)                                                              1,955,400
                                                                                                          -----------------

U.S. TREASURY BILLS - 0.1%                                                      0.1%
      U.S. TREASURY BILL, 9/07/06                                                            125,000                123,909
                                                                                                          -----------------

TOTAL US TREASURY BILLS (Cost $123,883)                                                                             123,909
                                                                                                          -----------------

COMMON STOCKS - 98.5%
APPLIANCES & HOUSEHOLD DURABLE                                                  0.3%
      WHIRLPOOL CORP.                                                                          5,600                462,840
                                                                                                          -----------------

BANKING                                                                        18.9%
      BANK OF AMERICA CORP.                                                                  158,712              7,634,047
      CITIGROUP, INC.                                                                        151,872              7,326,305
      COMERICA, INC.                                                                          33,060              1,718,790
      INDYMAC BANCORP, INC.                                                                   29,900              1,370,915
      US BANCORP                                                                              76,500              2,362,320
      UNIONBANCAL CORPORATION                                                                 17,109              1,105,070
      WACHOVIA CORP.                                                                          88,400              4,780,672
                                                                                                          -----------------
                                                                                                                 26,298,119
                                                                                                          -----------------

BIOTECHNOLOGY                                                                   1.1%
      MILLENNIUM PHARMACEUTICALS                                                            *149,100              1,486,527
                                                                                                          -----------------

BUSINESS SERVICES                                                               1.1%
      FIRST DATA CORP.                                                                        32,500              1,463,800
                                                                                                          -----------------

COMPUTER SOFTWARE                                                               0.9%
      MICROSOFT CORP.                                                                         54,700              1,274,510
                                                                                                          -----------------

CONSTRUCTION - FOREIGN                                                          1.0%
      ACCENTURE LTD.                                                                          51,400              1,455,648
                                                                                                          -----------------

COSMETICS                                                                       1.9%
      KIMBERLY-CLARK CORP.                                                                    42,000              2,591,400
                                                                                                          -----------------

DEFENSE                                                                         0.6%
      GENERAL DYNAMICS                                                                        12,400                811,704
                                                                                                          -----------------

DIVERSIFIED                                                                     0.8%
      PEPCO HOLDINGS, INC.                                                                    48,100              1,134,198
                                                                                                          -----------------


18 ACTIVA Mutual Funds Semiannual Report

   The accompanying notes are an integral part of these financial statements.

ACTIVA Schedule of Investments continued
VALUE FUND - 6/30/06 (Unaudited)
                                                                                % OF        SHARES OR                 VALUE
      SECURITY DESCRIPTION                                               INVESTMENTS        PAR VALUE              (NOTE 2)
---------------------------------------------------------------------------------------------------------------------------
ELECTRIC UTILITY                                                                1.0%
      FIRSTENERGY CORP.                                                                       12,300      $         666,783
      WESTAR ENERGY, INC.                                                                     29,800                655,600
                                                                                                          -----------------
                                                                                                                  1,322,383
                                                                                                          -----------------

ELECTRONICS                                                                     0.7%
      FREESCALE SEMICONDUCTOR CL B                                                           *16,300                479,220
      MOTOROLA, INC.                                                                          25,300                509,795
                                                                                                          -----------------
                                                                                                                    989,015
                                                                                                          -----------------

ENERGY                                                                          2.1%
      PUGET ENERGY, INC.                                                                      36,500                784,020
      XCEL ENERGY, INC.                                                                      114,800              2,201,864
                                                                                                          -----------------
                                                                                                                  2,985,884
                                                                                                          -----------------

ENTERTAINMENT                                                                   2.8%
      CBS CORP. CL B                                                                          31,850                861,543
      WALT DISNEY COMPANY                                                                     48,900              1,467,000
      VIACOM, INC. CL B                                                                      *42,950              1,539,328
                                                                                                          -----------------
                                                                                                                  3,867,871
                                                                                                          -----------------

FINANCIAL SERVICES                                                              6.5%
      CAPITALSOURCE, INC.                                                                     37,200                872,712
      COUNTRYWIDE CREDIT IND., INC.                                                           27,220              1,036,538
      GOLDMAN SACH GROUP, INC.                                                                20,700              3,113,901
      LEHMAN BROTHERS HOLDING                                                                 31,200              2,032,680
      MERRILL LYNCH & CO.                                                                     29,900              2,079,844
                                                                                                          -----------------
                                                                                                                  9,135,675
                                                                                                          -----------------

FOOD PROCESSING                                                                 1.4%
      GENERAL MILLS, INC.                                                                     39,000              2,014,740
                                                                                                          -----------------

HEALTH CARE                                                                     2.5%
      AETNA, INC.                                                                             20,800                830,544
      MCKESSON HBOC, INC.                                                                     55,000              2,600,400
                                                                                                          -----------------
                                                                                                                  3,430,944
                                                                                                          -----------------

HOME BUILDERS                                                                   0.3%
      D.R. HORTON, INC.                                                                       18,033                429,546
                                                                                                          -----------------

INDUSTRIAL GOODS & SERVICES                                                     0.3%
      COMMERCIAL METALS CO.                                                                   17,800                457,460
                                                                                                          -----------------

INSURANCE                                                                       7.2%
      ASSURANT, INC.                                                                          28,400              1,374,560
      HARTFORD FINANCIAL SERVICES GROUP                                                       25,300              2,140,380
      MBIA, INC.                                                                              23,912              1,400,048


                                        ACTIVA Mutual Funds Semiannual Report 19

   The accompanying notes are an integral part of these financial statements.

ACTIVA Schedule of Investments continued
VALUE FUND - 6/30/06 (Unaudited)
                                                                                % OF        SHARES OR                 VALUE
      SECURITY DESCRIPTION                                               INVESTMENTS        PAR VALUE              (NOTE 2)
---------------------------------------------------------------------------------------------------------------------------
INSURANCE (CONTINUED)
      ST. PAUL COMPANIES                                                                      52,801      $       2,353,868
      ACE LIMITED                                                                             54,200              2,741,978
                                                                                                          -----------------
                                                                                                                 10,010,834
                                                                                                          -----------------

MANUFACTURING - MISCELLANEOUS                                                   3.0%
      PARKER HANNIFIN CORP.                                                                   13,300              1,032,080
      INGERSOLL-RAND CO.-CL A                                                                 73,800              3,157,164
                                                                                                          -----------------
                                                                                                                  4,189,244
                                                                                                          -----------------

MEDICAL EQUIPMENT & SUPPLIES                                                    0.8%
      CARDINAL HEALTH, INC.                                                                   17,600              1,132,208
                                                                                                          -----------------

MERCHANDISING                                                                   0.4%
      OMNICOM GROUP COM                                                                        6,200                552,358
                                                                                                          -----------------

METALS & MINING                                                                 0.6%
      FREEPORT-MCMORAN COPPER                                                                 10,900                603,969
      SOUTHERN COPPER CORP.                                                                    2,800                249,564
                                                                                                          -----------------
                                                                                                                    853,533
                                                                                                          -----------------

OFFICE/BUSINESS EQUIPMENT & SUPPLIES                                            2.8%
      HEWLETT PACKARD                                                                         29,100                921,888
      I.B.M.                                                                                  24,420              1,875,944
      OFFICE DEPOT, INC.                                                                     *16,000                608,000
      PITNEY BOWES, INC.                                                                      13,500                557,550
                                                                                                          -----------------
                                                                                                                  3,963,382
                                                                                                          -----------------

OIL & GAS EXPLOR PROD & SER                                                    17.2%
      CHEVRON CORPORATION                                                                     82,819              5,139,747
      CONOCOPHILLIPS                                                                          86,300              5,655,239
      DEVON ENERGY CORP.                                                                       9,884                597,093
      EXXON MOBIL CORP.                                                                       90,164              5,531,561
      HESS CORP.                                                                               8,600                454,510
      NISOURCE, INC.                                                                          27,200                594,048
      OCCIDENTAL PETROLEUM CORP.                                                              17,000              1,743,350
      PETRO-CANADA                                                                            42,400              2,010,184
      VALERO ENERGY CORP.                                                                     34,800              2,314,896
                                                                                                          -----------------
                                                                                                                 24,040,628
                                                                                                          -----------------

PAPER PRODUCTS                                                                  1.3%
      WEYERHAEUSER                                                                            29,771              1,853,245
                                                                                                          -----------------

PHARMACEUTICALS                                                                 2.6%
      ABBOTT LABORATORIES                                                                     42,300              1,844,703
      MERCK & COMPANY, INC.                                                                   50,700              1,847,001
                                                                                                          -----------------
                                                                                                                  3,691,704
                                                                                                          -----------------


20 ACTIVA Mutual Funds Semiannual Report

   The accompanying notes are an integral part of these financial statements.

ACTIVA Schedule of Investments continued
VALUE FUND - 6/30/06 (Unaudited)
                                                                                % OF        SHARES OR                 VALUE
      SECURITY DESCRIPTION                                               INVESTMENTS        PAR VALUE              (NOTE 2)
---------------------------------------------------------------------------------------------------------------------------
RAILROADS                                                                       2.5%
      CANADIAN NATIONAL RAILWAY                                                               79,942      $       3,497,462
                                                                                                          -----------------

RESTAURANTS                                                                     0.3%
      MCDONALDS CORP.                                                                        *12,700                426,720
                                                                                                          -----------------

RETAIL STORES                                                                   0.4%
      BARNES AND NOBLE, INC.                                                                  15,600                569,400
                                                                                                          -----------------

REAL ESTATE INVESTMENT TRUST                                                    1.3%
      CAMDEN PROPERTY TRUST                                                                   19,000              1,397,450
      HRPT PROPERTIES TRUST                                                                   29,700                343,332
                                                                                                          -----------------
                                                                                                                  1,740,782
                                                                                                          -----------------

TIRE & RUBBER                                                                   0.2%
      GOODYEAR TIRE & RUBBER CO.                                                             *23,200                257,520
                                                                                                          -----------------

TOBACCO                                                                         4.0%
      ALTRIA GROUP, INC.                                                                      52,825              3,878,940
      CAROLINA GROUP                                                                          21,300              1,094,181
      REYNOLDS AMERICAN, INC.                                                                  4,900                564,970
                                                                                                          -----------------
                                                                                                                  5,538,091
                                                                                                          -----------------

TRANSPORTATION & SHIPPING                                                       1.0%
      UNITED PARCEL SERVICE, INC.                                                             17,400              1,432,542
                                                                                                          -----------------

TELECOMMUNICATIONS                                                              8.7%
      AT&T, INC.                                                                             192,300              5,363,247
      AVAYA, INC.                                                                            *24,300                277,506
      BELL SOUTH                                                                              70,800              2,562,960
      CENTURYTEL, INC.                                                                        18,200                676,130
      COMCAST CORP.  NEW CL A                                                                *53,200              1,741,768
      EMBARQ CORP.                                                                            *4,251                174,248
      QWEST COMMUNICATIONS INTERNATIONAL, INC.                                               *61,300                495,917
      SPRINT NEXTEL CORP.                                                                     45,632                912,184
                                                                                                          -----------------
                                                                                                                 12,203,960
                                                                                                          -----------------

TOTAL COMMON STOCKS (Cost $121,157,808)                                                                         137,565,877
                                                                                                          -----------------

TOTAL INVESTMENTS - 100% (Cost $123,237,091)                                                              $     139,645,186
                                                                                                          =================

*Non-dividend producing as of June 30, 2006

At June 30, 2006, the Fund's open future contracts were as follows:


   Number of                Opening                     Face            Market
   Contracts              Contract Type                Amount            Value
--------------------------------------------------------------------------------
      24         Standard & Poor's 500, 9/15/06      $1,524,885       $1,535,280


                                        ACTIVA Mutual Funds Semiannual Report 21

   The accompanying notes are an integral part of these financial statements.

ACTIVA Schedule of Investments
GROWTH FUND - 6/30/06 (Unaudited)
                                                                                % OF        SHARES OR                 VALUE
      SECURITY DESCRIPTION                                               INVESTMENTS        PAR VALUE              (NOTE 2)
---------------------------------------------------------------------------------------------------------------------------
MONEY MARKET FUNDS - TAXABLE - 1.8%                                             1.8%
CUSTODIAN CASH SWEEP
     NORTHERN INSTITUTIONAL DIVERSIFIED ASSETS PORT.                                         417,816      $         417,816
                                                                                                          -----------------

TOTAL MONEY MARKET FUNDS - TAXABLE (Cost $417,816)                                                                  417,816
                                                                                                          -----------------

COMMON STOCKS - 98.2%
AEROSPACE                                                                       8.9%
     BOEING CORP.                                                                              2,700                221,157
     HONEYWELL INTERNATIONAL, INC.                                                            22,500                906,750
     UNITED TECHNOLOGIES                                                                      14,900                944,958
                                                                                                          -----------------
                                                                                                                  2,072,865
                                                                                                          -----------------

APPAREL                                                                         1.3%
     POLO RALPH LAUREN CORPORATION                                                             5,700                312,930
                                                                                                          -----------------

BEVERAGES - DOMESTIC                                                            3.3%
     PEPSICO, INC.                                                                            12,800                768,512
                                                                                                          -----------------

COMMUNICATIONS EQUIPMENT                                                        3.2%
     AMERICAN TOWER CORPORATION                                                               *3,628                112,903
     NII HOLDINGS, INC.                                                                       *6,412                361,509
     QUALCOMM, INC.                                                                            7,200                288,504
                                                                                                          -----------------
                                                                                                                    762,916
                                                                                                          -----------------

COMPUTER SOFTWARE                                                               1.1%
     ADOBE SYSTEMS, INC.                                                                      *8,900                270,204
                                                                                                          -----------------

COMPUTERS                                                                       0.4%
     SUN MICROSYSTEMS, INC.                                                                  *23,800                 98,770
                                                                                                          -----------------

DRUGS                                                                           1.4%
     MEDIMMUNE                                                                                *3,532                 95,717
     NOVARTIS AG - ADR                                                                         4,510                243,179
                                                                                                          -----------------
                                                                                                                    338,896
                                                                                                          -----------------

DEFENSE                                                                         1.8%
     GENERAL DYNAMICS                                                                          6,600                432,036
                                                                                                          -----------------

DIVERSIFIED                                                                     2.2%
     TEXTRON, INC.                                                                             5,600                516,208
                                                                                                          -----------------

ELECTRIC UTILITY                                                                4.2%
     CONSOL ENERGY, INC.                                                                      16,200                756,864
     GENERAL ELECTRIC & CO.                                                                    6,800                224,128
                                                                                                          -----------------
                                                                                                                    980,992
                                                                                                          -----------------

22 ACTIVA Mutual Funds Semiannual Report

   The accompanying notes are an integral part of these financial statements.

ACTIVA Schedule of Investments continued
GROWTH FUND - 6/30/06 (Unaudited)
                                                                                % OF        SHARES OR                 VALUE
      SECURITY DESCRIPTION                                               INVESTMENTS        PAR VALUE              (NOTE 2)
---------------------------------------------------------------------------------------------------------------------------
ELECTRONICS                                                                     3.9%
     EMC CORP/MASS                                                                           *42,485      $         466,060
     HARMAN INTERNATIONAL INDUSTRIES                                                           2,500                213,425
     PMC - SIERRA, INC.                                                                      *17,700                166,380
     MARVELL TECHNOLOGY GROUP LTD.                                                            *1,500                 66,495
                                                                                                          -----------------
                                                                                                                    912,360
                                                                                                          -----------------

ENERGY                                                                          1.0%
     WEATHERFORD INTERNATIONAL LTD.                                                           *4,500                223,290
                                                                                                          -----------------

FINANCIAL SERVICES                                                             14.6%
     AMERICAN EXPRESS COMPANY                                                                 12,540                667,379
     CHICAGO MERCANTILE EXCHANGE                                                                 625                306,969
     GOLDMAN SACH GROUP, INC.                                                                  3,300                496,419
     MORGAN STANLEY DEAN WITTER DISCOVERY                                                      3,500                221,235
     NYSE GROUP, INC.                                                                         *3,315                227,011
     SLM CORP.                                                                                 9,300                492,156
     CONSUMER STAPLES SELECT SECTOR SPDR FUND                                                 41,100                994,209
                                                                                                          -----------------
                                                                                                                  3,405,378
                                                                                                          -----------------

FOOD PRODUCTS                                                                   1.1%
     WHOLE FOODS MARKET, INC.                                                                  3,900                252,096
                                                                                                          -----------------

INDUSTRIAL GOODS & SERVICES                                                     2.6%
     CORNING, INC.                                                                           *25,200                609,588
                                                                                                          -----------------

INTERNET CONTENT                                                                6.9%
     GOOGLE, INC. - CL A                                                                      *1,851                776,180
     YAHOO!, INC.                                                                            *25,528                842,424
                                                                                                          -----------------
                                                                                                                  1,618,604
                                                                                                          -----------------

INVESTMENT COMPANY                                                              0.9%
     LEGG MASON, INC.                                                                          2,000                199,040
                                                                                                          -----------------

MACHINERY & EQUIPMENT                                                           2.4%
     COOPERS INDUSTRIES, INC.                                                                  5,900                548,228
                                                                                                          -----------------

MANUFACTURING-CAPITAL GOODS                                                     2.4%
     DANAHER CORP.                                                                             8,800                566,016
                                                                                                          -----------------

MEDICAL EQUIPMENT & SUPPLIES                                                    5.5%
     ADVANCED MEDICAL OPTICS, INC.                                                            *5,500                278,850
     ALLERGAN, INC.                                                                            4,255                456,391
     JOHNSON & JOHNSON                                                                         9,110                545,871
                                                                                                          -----------------
                                                                                                                  1,281,112
                                                                                                          -----------------

                                        ACTIVA Mutual Funds Semiannual Report 23

   The accompanying notes are an integral part of these financial statements.

ACTIVA Schedule of Investments continued
GROWTH FUND - 6/30/06 (Unaudited)
                                                                                % OF        SHARES OR                 VALUE
      SECURITY DESCRIPTION                                               INVESTMENTS        PAR VALUE              (NOTE 2)
---------------------------------------------------------------------------------------------------------------------------
OFFICE/BUSINESS EQUIPMENT & SUPPLIES                                            3.4%
     APPLE COMPUTER                                                                           *3,700      $         211,344
     HEWLETT PACKARD                                                                          18,100                573,408
                                                                                                          -----------------
                                                                                                                    784,752
                                                                                                          -----------------

OIL & GAS EXPLOR PROD & SER                                                     5.3%
     NEWFIELD EXPLORATION CO.                                                                 *2,600                127,244
     SCHLUMBERGER LTD.                                                                         7,200                468,792
     GLOBALSANTAFE CORP.                                                                      10,900                629,475
                                                                                                          -----------------
                                                                                                                  1,225,511
                                                                                                          -----------------

PHARMACEUTICALS                                                                 9.7%
     AMYLIN PHARMACEUTICALS, INC.                                                             *5,500                271,535
     CAREMARK RX, INC.                                                                        *4,600                229,402
     GENZYME CORPORATION                                                                      *2,400                146,520
     ELI LILLY & CO.                                                                           6,600                364,782
     MEDCO HEALTH SOLUTIONS                                                                   *4,600                263,488
     MERCK & COMPANY, INC.                                                                    15,400                561,022
     MONSANTO COMPANY                                                                          4,942                416,067
                                                                                                          -----------------
                                                                                                                  2,252,816
                                                                                                          -----------------

RETAIL STORES                                                                   6.6%
     CVS CORP.                                                                                17,100                524,970
     CHICO'S FAS, INC.                                                                        *3,300                 89,034
     COACH, INC.                                                                              *5,540                165,646
     STAPLES, INC.                                                                            15,550                378,176
     WALGREEN CO.                                                                              8,300                372,172
                                                                                                          -----------------
                                                                                                                  1,529,998
                                                                                                          -----------------

TECHNOLOGY-SOFTWARE                                                             1.0%
     SALESFORCE.COM, INC.                                                                     *8,800                234,608
                                                                                                          -----------------

TELECOMMUNICATIONS                                                              3.1%
     BROADCOM CORP. CL A                                                                      *1,750                 52,588
     COGNIZANT TECHNOLOGY SOLUTIONS CORPORATIONS                                              *4,700                316,639
     FREESCALE SEMICONDUCTOR-A                                                               *12,500                362,500
                                                                                                          -----------------
                                                                                                                    731,727
                                                                                                          -----------------

TOTAL COMMON STOCKS - (Cost $20,874,836)                                                                         22,929,453
                                                                                                          -----------------


24 ACTIVA Mutual Funds Semiannual Report

   The accompanying notes are an integral part of these financial statements.

ACTIVA Schedule of Investments continued
GROWTH FUND - 6/30/06 (Unaudited)

                                                                                % OF        SHARES OR                 VALUE
      SECURITY DESCRIPTION                                               INVESTMENTS        PAR VALUE              (NOTE 2)
---------------------------------------------------------------------------------------------------------------------------
WARRANTS - 0.0%                                                                 0.0%
     LUCENT TECH WARRANT EXPIRES 12/10/07                                                       *514      $             139
                                                                                                          -----------------

TOTAL WARRANTS - (Cost $0.00)                                                                                           139
                                                                                                          -----------------

TOTAL INVESTMENTS - 100% (Cost $21,292,652)                                                               $      23,347,408
                                                                                                          =================

*Non-dividend producing as of June 30, 2006


                                        ACTIVA Mutual Funds Semiannual Report 25

   The accompanying notes are an integral part of these financial statements.

ACTIVA Schedule of Investments
INTERNATIONAL FUND - 6/30/06 (Unaudited)
                                                                                % OF        SHARES OR                 VALUE
      SECURITY DESCRIPTION                                               INVESTMENTS        PAR VALUE              (NOTE 2)
---------------------------------------------------------------------------------------------------------------------------
MONEY MARKET FUNDS - TAXABLE - 0.0%                                             0.0%
CUSTODIAN CASH SWEEP
     NORTHERN INSTITUTIONAL DIVERSIFIED ASSETS PORT.                                           4,238      $           4,238
                                                                                                          -----------------

TOTAL MONEY MARKET FUNDS - TAXABLE - (Cost $4,238)                                                                    4,238
                                                                                                          -----------------

COMMON STOCKS - 100.0%
AEROSPACE                                                                       2.0%
     THALES SA                                                                                19,000                742,096
                                                                                                          -----------------

APPAREL                                                                         1.2%
     WACOAL HOLDINGS CORPORATION                                                              33,000                462,611
                                                                                                          -----------------

BREWERY                                                                         2.0%
     KIRIN BREWERY CO. LTD.                                                                   48,000                754,693
                                                                                                          -----------------

CABLE TV                                                                        1.9%
     PREMIERE AG                                                                             *75,500                734,800
                                                                                                          -----------------

COAL                                                                            0.9%
     XSTRATA PLC                                                                               9,400                356,304
                                                                                                          -----------------

CONSUMER GOODS & SERVICES                                                       3.2%
     FUJI PHOTO FILM                                                                          36,100              1,211,536
                                                                                                          -----------------

COSMETICS                                                                       2.0%
     SHISEIDO LTD. ORD                                                                        38,000                745,586
                                                                                                          -----------------

DRUGS                                                                           2.1%
     DAIICHI SANKYO CO. LTD.                                                                  28,500                784,609
                                                                                                          -----------------

ELECTRIC UTILITY                                                                5.6%
     ELECTRICIDADE DE PORTUGAL SA                                                            174,900                686,699
     KOREA ELECTRIC POWER CORPORATION - SPONSORED ADR                                         36,000                682,560
     ENEL SPA                                                                                 88,600                763,715
                                                                                                          -----------------
                                                                                                                  2,132,974
                                                                                                          -----------------

ELECTRONICS                                                                     1.5%
     NEC ELECTRONICS CORPORATION                                                             *18,100                580,554
                                                                                                          -----------------

ENERGY                                                                          1.5%
     SUNCOR ENERGY, INC.                                                                       6,840                554,108
                                                                                                          -----------------

FINANCIAL SERVICES                                                              2.8%
     TAKEFUJI CORP.                                                                           18,050              1,075,870
                                                                                                          -----------------

FOOD PRODUCTS                                                                   2.1%
     J SAINSBURY PLC                                                                         131,200                811,464
                                                                                                          -----------------


26 ACTIVA Mutual Funds Semiannual Report

   The accompanying notes are an integral part of these financial statements.

ACTIVA Schedule of Investments continued
INTERNATIONAL FUND - 6/30/06 (Unaudited)
                                                                                % OF        SHARES OR                 VALUE
      SECURITY DESCRIPTION                                               INVESTMENTS        PAR VALUE              (NOTE 2)
---------------------------------------------------------------------------------------------------------------------------
FOREST PRODUCTS                                                                 2.9%
     STORA ENSO OYJ 'R' SHRS (FIN)                                                            78,300      $       1,093,508
                                                                                                          -----------------

HOME BUILDERS                                                                   2.0%
     SEKISUI HOUSE LTD.                                                                       54,000                741,426
                                                                                                          -----------------

INSURANCE                                                                       1.0%
     AEGON (NLG)                                                                              22,751                389,018
                                                                                                          -----------------

MANUFACTURING-CAPITAL GOODS                                                     2.0%
     MAGNA INTERNATIONAL, INC. CL A                                                           10,400                748,488
                                                                                                          -----------------

MATERIALS                                                                       1.9%
     ALUMINA LTD.                                                                            140,100                702,540
                                                                                                          -----------------

METALS & MINING                                                                 9.5%
     ANGLOGOLD ASHANTI-SPON ADR                                                               21,600              1,039,392
     LONMIN PLC                                                                               14,750                767,186
     IVANHOE MINES LTD.                                                                      *71,150                485,243
     IMPALA PLATINUM HOLDINGS                                                                  1,990                367,078
     NEWCREST MINING LIMITED                                                                 *26,600                416,564
     APEX SILER MINES LTD.                                                                   *34,400                517,720
                                                                                                          -----------------
                                                                                                                  3,593,183
                                                                                                          -----------------

MINERALS                                                                        3.5%
     ANGLO AMERICAN                                                                           21,550                883,788
     LIHIR GOLD LIMITED                                                                     *207,700                444,384
                                                                                                          -----------------
                                                                                                                  1,328,172
                                                                                                          -----------------

NATURAL RESOURCES                                                               2.4%
     AREVA - CI                                                                                1,330                923,611
                                                                                                          -----------------

OIL & GAS EXPLOR PROD & SER                                                     6.4%
     ENTE NAZIONALE IDROC (ITL)                                                               40,800              1,201,688
     ROYAL DUTCH SHELL ADR-B                                                                  17,685              1,235,651
                                                                                                          -----------------
                                                                                                                  2,437,339
                                                                                                          -----------------

PRINTING & PUBLISHING                                                           2.9%
     DAI NIPPON PRINTING CO. LTD.                                                             72,000              1,113,791
                                                                                                          -----------------

PRECIOUS METALS                                                                 4.8%
     BARRICK GOLD CORP.                                                                       61,263              1,813,385
                                                                                                          -----------------

RAILROADS                                                                       2.0%
     CENTRAL JAPAN RAILWAY CO.                                                                    74                737,284
                                                                                                          -----------------

TECHNOLOGY                                                                      2.2%
     SAMSUNG SDI CO. LTD.                                                                     20,000                847,744
                                                                                                          -----------------


                                        ACTIVA Mutual Funds Semiannual Report 27

   The accompanying notes are an integral part of these financial statements.

ACTIVA Schedule of Investments continued
INTERNATIONAL FUND - 6/30/06 (Unaudited)
                                                                                % OF        SHARES OR                 VALUE
      SECURITY DESCRIPTION                                               INVESTMENTS        PAR VALUE              (NOTE 2)
---------------------------------------------------------------------------------------------------------------------------
TECHNOLOGY-SOFTWARE                                                             2.0%
     MISYS PLC                                                                               189,200      $         752,140
                                                                                                          -----------------

TOYS                                                                            1.5%
     NINTENDO                                                                                  3,300                553,749
                                                                                                          -----------------

TRANSPORTATION & SHIPPING                                                       1.1%
     TNT NV                                                                                   11,450                409,724
                                                                                                          -----------------

TELECOMMUNICATIONS                                                             20.7%
     VODAFONE                                                                                512,350              1,091,810
     CHUNGHWA TELECOM CO. ADR                                                                *81,370              1,502,904
     KT CORPORATION                                                                           71,410              1,531,744
     NIPPON TELEGRAPH & TELEPHONE CORP. ADR                                                   31,300                765,911
     TELECOM ITALIA                                                                          647,550              1,672,871
     BELGACOM SA                                                                              38,200              1,266,787
                                                                                                          -----------------
                                                                                                                  7,832,027
                                                                                                          -----------------

WATER UTILITY                                                                   2.4%
     UNITED UTILITIES                                                                         76,450                906,804
                                                                                                          -----------------

TOTAL COMMON STOCKS (Cost $34,794,025)                                                                           37,871,138
                                                                                                          -----------------

TOTAL INVESTMENTS - 100% (Cost $34,798,263)                                                               $      37,875,376
                                                                                                          =================

*Non-dividend producing as of June 30, 2006

At June 30, 2006 the breakdown by country was:

                                                  % OF MARKET     ACTUAL
            COUNTRY                                   VALUE    MARKET VALUE
            ---------------------------------------------------------------
            Australia                                  3.0%     $ 1,119,104
            Belgium                                    3.3%       1,266,787
            Canada                                     9.6%       3,601,224
            Cayman Islands                             1.4%         517,720
            Finland                                    2.9%       1,093,508
            France                                     4.4%       1,665,707
            Germany                                    2.0%         734,800
            Italy                                      9.6%       3,638,274
            Japan                                     25.1%       9,527,622
            Republic of Korea                          8.0%       3,062,048
            Netherlands                                2.1%         798,741
            Papua New Guinea                           1.2%         444,384
            Portugal                                   1.8%         686,698
            South Africa                               3.7%       1,406,470
            Taiwan                                     4.0%       1,502,904
            United Kingdom                            17.9%       6,805,147
            United States                              0.0%           4,238
                                                     ------     -----------
                                                     100.0%     $37,875,376
                                                     ======     ===========


28 ACTIVA Mutual Funds Semiannual Report

   The accompanying notes are an integral part of these financial statements.

ACTIVA Statement of Assets and Liabilities

                                                           INTERMEDIATE                                       INTERNATIONAL
As of June 30, 2006 (Unaudited)                              BOND FUND       VALUE FUND        GROWTH FUND         FUND
                                                          -------------    -------------     -------------    -------------
ASSETS
Investments at cost                                         $89,135,672     $123,237,091       $21,292,652      $34,798,263
                                                          -------------    -------------     -------------    -------------
Investments at value                                         85,931,832      139,645,186        23,347,408       37,875,376
Foreign currency held at value
     (cost $200,581)                                                 --               --                --          202,452
Receivables:
     Securities sold                                                 --        8,541,866           330,480          182,183
     Investment income                                          800,065          265,763            24,861           89,574
Other assets                                                     18,889           20,776            12,384           25,664
                                                          -------------    -------------     -------------    -------------
Total Assets                                                 86,750,786      148,473,591        23,715,133       38,375,249
                                                          -------------    -------------     -------------    -------------


LIABILITIES
Payables - affiliate:
     Advisory fees                                               79,036          202,160            41,689           82,940
     Transfer agent fees                                            545           58,402             1,391              793
     12b-1 fees                                                  21,582           34,369             5,955            9,757
     Service fees                                                32,373           53,169             8,933           14,637
Payables - general:
     Securities purchased                                            --        6,413,538                --               --
Other liabilities                                                    --            3,840                --               --
Accrued expenses                                                 15,822           22,567            11,153           17,884
                                                          -------------    -------------     -------------    -------------
Total Liabilities                                               149,358        6,788,045            69,121          126,011
                                                          -------------    -------------     -------------    -------------

NET ASSETS                                                  $86,601,428     $141,685,546       $23,646,012      $38,249,238
                                                          =============     ============     =============    =============

SHARES OUTSTANDING                                            9,015,713       15,627,435         3,267,904        3,903,023
                                                          =============     ============     =============    =============

NET ASSET VALUE PER SHARE                                         $9.61                              $7.24            $9.80

Class A based on net assets of
$137,400,813 and 15,157,153
shares outstanding                                                                 $9.07

Class R based on net assets of
$4,284,733 and 470,282
shares outstanding                                                                 $9.11

                                        ACTIVA Mutual Funds Semiannual Report 29

   The accompanying notes are an integral part of these financial statements.

ACTIVA Statement of Operations
For the six month period ended June 30, 2006 (Unaudited)

                                                            INTERMEDIATE                                       INTERNATIONAL
                                                             BOND FUND       VALUE FUND        GROWTH FUND         FUND
                                                          -------------    -------------     -------------     ------------
INVESTMENT INCOME
Interest                                                     $2,567,417          $52,228           $23,813          $17,793
Dividends                                                            --        1,668,919            97,828          583,453
Miscellaneous                                                     5,668            5,858             6,836           11,378
                                                          -------------    -------------     -------------    -------------
Total Investment Income                                       2,573,085        1,727,005           128,477          612,624
                                                          -------------    -------------     -------------    -------------

EXPENSES
Advisory fees                                                   181,611          401,590            84,199          161,221
12b-1 fees                                                       50,554           68,255            12,029           18,967
Service fees                                                     75,832          105,600            18,043           28,451
Shareholder report                                                2,264           26,023             2,626            2,400
Fund accounting fees                                             30,416           34,752            21,177           22,037
Audit fees                                                       10,902           10,902            10,902           10,902
Custodian fees                                                    7,260           11,765             4,758           16,079
Insurance                                                         6,162            7,016             1,238            1,810
Legal fees                                                        9,195            9,195             9,195            9,195
Registration fees                                                 2,942            3,393               724            1,086
Transfer agent fees                                               1,041          112,584             2,819            1,629
Transfer agent fees - Class R                                        --            4,288                --               --
Trustee fees                                                      7,240            7,240             7,240            7,240
                                                          -------------    -------------     -------------    -------------
Total Expenses                                                  385,419          802,603           174,950          281,017
                                                          -------------    -------------     -------------    -------------

Net Investment Income (Loss)                                  2,187,666          924,402           (46,473)         331,607
                                                          -------------    -------------     -------------    -------------


REALIZED AND UNREALIZED GAIN (LOSS) FROM INVESTMENTS,
     FOREIGN CURRENCY AND FUTURES CONTRACTS
     Net realized gain (loss) from
       security transactions                                   (985,993)       6,932,899         1,230,236        2,380,848
     Net realized gain (loss) from
       foreign currency transactions                                 --               --                --          (38,525)
     Net realized gain (loss) from
       futures contracts                                             --          (31,546)               --               --
     Changes in net unrealized
       appreciation or (depreciation)
       of investments and
       foreign currency                                      (2,208,195)      (1,302,361)       (1,627,653)         (22,060)
                                                          -------------    -------------     -------------    -------------
Net Gain (Loss) from Investments,
     Foreign Currency and
     Futures Contracts                                       (3,194,188)       5,598,992          (397,417)       2,320,263
                                                          -------------    -------------     -------------    -------------

NET INCREASE (DECREASE) IN
     NET ASSETS RESULTING
     FROM OPERATIONS                                        ($1,006,522)      $6,523,394         ($443,890)      $2,651,870
                                                          =============    =============     =============    =============


30 ACTIVA Mutual Funds Semiannual Report

   The accompanying notes are an integral part of these financial statements.

ACTIVA Statement of Changes in Net Assets

                                                                        INTERMEDIATE BOND FUND               VALUE FUND
                                                                        PERIOD          YEAR           PERIOD          YEAR
                                                                         ENDED          ENDED           ENDED          ENDED
                                                                       06/30/06       12/31/05        06/30/06       12/31/05
Increase (Decrease) in:                                               (UNAUDITED)     (AUDITED)      (UNAUDITED)     (AUDITED)
                                                                       -------------------------    ---------------------------
NET ASSETS FROM OPERATIONS
Net investment income (loss)                                           $2,187,666     $6,101,863        $924,402     $1,431,836
Net realized gain (loss) on investments                                  (985,993)       659,616       6,901,353      9,313,280
Net increase (decrease) in unrealized appreciation                     (2,208,195)    (3,842,975)     (1,302,361)      (375,659)
                                                                      -----------   ------------    ------------   ------------
Net increase (decrease) in net assets resulting from operations        (1,006,522)     2,918,504       6,523,394     10,369,457

DISTRIBUTIONS TO SHAREHOLDERS
Net investment income:
     Class A                                                           (2,046,186)    (6,333,002)             --     (1,421,795)
     Class R                                                                   --             --              --        (49,369)
Net realized gain from investment transactions:
     Class A                                                                   --       (453,148)             --             --
     Class R                                                                   --             --              --             --
                                                                      -----------   ------------    ------------   ------------
Total distributions to shareholders                                    (2,046,186)    (6,786,150)             --     (1,471,164)

CAPITAL SHARE TRANSACTIONS
Net proceeds from sale of shares:
     Class A                                                               23,325         91,353       2,412,684     15,233,245
     Class R                                                                   --             --         456,650      1,281,276
Net asset value of shares issued to shareholders
     in reinvestment of investment income and
     realized gain from security transactions:
     Class A                                                            2,046,109      6,785,885              --      1,397,923
     Class R                                                                   --             --              --         49,369
Payment for shares redeemed:
     Class A                                                          (34,100,231)   (57,774,072)     (3,930,687)    (7,869,807)
     Class R                                                                   --             --        (637,119)      (862,318)
                                                                      -----------   ------------    ------------   ------------
Net increase (decrease) in net assets derived from
     capital share transactions                                       (32,030,797)   (50,896,834)     (1,698,472)     9,229,688
                                                                      -----------   ------------    ------------   ------------
Net Increase (Decrease) in Net Assets                                 (35,083,505)   (54,764,480)      4,824,922     18,127,981
Net Assets, beginning of year or period                               121,684,933    176,449,413     136,860,624    118,732,643
                                                                      -----------   ------------    ------------   ------------
Net Assets, end of year or period                                     $86,601,428   $121,684,933    $141,685,546   $136,860,624
                                                                      ===========   ============    ============   ============

NET ASSETS CONSIST OF:
     Capital                                                          $90,555,418   $122,586,214    $118,372,103   $120,070,575
     Undistributed net investment income (loss)                           139,039             --         858,069             --
     Return of capital                                                         --         (2,441)             --        (66,332)
     Undistributed net realized gain (loss)
        from investments                                                 (889,189)        96,804       6,036,883       (864,471)
     Unrealized appreciation (depreciation) of
        investments and foreign currency                               (3,203,840)      (995,644)     16,418,491     17,720,852
                                                                      -----------    -----------     -----------    -----------
                                                                      $86,601,428   $121,684,933    $141,685,546   $136,860,624
                                                                      ===========   ============    ============   ============

TRANSACTIONS IN FUND SHARES
Shares sold:
     Class A                                                                2,392          8,988         270,379      1,824,745
     Class R                                                                   --             --          50,356        153,233
Reinvested distributions:
     Class A                                                              209,738        674,988              --        160,129
     Class R                                                                                  --              --          5,629
Shares redeemed:
     Class A                                                           (3,478,535)    (5,692,312)       (437,943)      (950,920)
     Class R                                                                   --             --         (70,524)      (104,162)
                                                                      -----------   ------------    ------------   ------------
Net increase (decrease) in fund shares                                 (3,266,405)    (5,008,336)       (187,732)     1,088,654
Shares outstanding, beginning of year or period                        12,282,118     17,290,454      15,815,167     14,726,513
                                                                      -----------   ------------    ------------   ------------
Shares outstanding, end of year or period                               9,015,713     12,282,118      15,627,435     15,815,167
                                                                      ===========   ============    ============   ============

                                        ACTIVA Mutual Funds Semiannual Report 31

   The accompanying notes are an integral part of these financial statements.

ACTIVA Statement of Changes in Net Assets continued
                                                                              GROWTH FUND               INTERNATIONAL FUND
                                                                          PERIOD          YEAR         PERIOD          YEAR
                                                                          ENDED          ENDED         ENDED          ENDED
                                                                        06/30/06       12/31/05      06/30/06       12/31/05
Increase (Decrease) in:                                                (UNAUDITED)     (AUDITED)    (UNAUDITED)     (AUDITED)
                                                                       -------------------------    -------------------------
NET ASSETS FROM OPERATIONS
Net investment income (loss)                                             ($46,473)     ($124,692)       $331,607       $355,199
Net realized gain (loss) on investments                                 1,230,236      3,182,451       2,342,323      5,227,753
Net increase (decrease) in unrealized appreciation                     (1,627,653)    (1,809,731)        (22,060)    (1,372,640)
                                                                      -----------    -----------     -----------    -----------
Net increase (decrease) in net assets resulting from operations          (443,890)     1,248,028       2,651,870      4,210,312

DISTRIBUTIONS TO SHAREHOLDERS
Net investment income:
     Class A                                                                   --             --              --       (220,522)
     Class R                                                                   --             --              --             --
Net realized gain from investment transactions:
     Class A                                                                   --             --              --             --
     Class R                                                                   --             --              --             --
                                                                      -----------    -----------     -----------    -----------
Total distributions to shareholders                                            --             --              --       (220,522)

CAPITAL SHARE TRANSACTIONS
Net proceeds from sale of shares:
     Class A                                                               42,556        114,783          94,816         59,048
     Class R                                                                   --             --              --             --
Net asset value of shares issued to shareholders
     in reinvestment of investment income and
     realized gain from security transactions:
     Class A                                                                   --             --              --        220,522
     Class R                                                                   --             --              --             --
Payment for shares redeemed:
     Class A                                                             (120,781)   (10,115,954)        (26,059)    (2,068,519)
     Class R                                                                   --             --              --             --
                                                                      -----------    -----------     -----------    -----------
Net increase (decrease) in net assets derived from
     capital share transactions                                           (78,225)   (10,001,171)         68,757     (1,788,949)
                                                                      -----------    -----------     -----------    -----------
Net Increase (Decrease) in Net Assets                                    (522,115)    (8,753,143)      2,720,627      2,200,841
Net Assets, beginning of year or period                                24,168,127     32,921,270      35,528,611     33,327,770
                                                                      -----------    -----------     -----------    -----------
Net Assets, end of year or period                                     $23,646,012    $24,168,127     $38,249,238    $35,528,611
                                                                      ===========    ===========     ===========    ===========

NET ASSETS CONSIST OF:
     Capital                                                          $27,596,877    $27,675,102     $33,629,805    $33,561,048
     Undistributed net investment income (loss)                          (727,331)      (680,858)       (614,355)      (907,437)
     Return of capital                                                         --             --              --             --
     Undistributed net realized gain (loss)
        from investments                                               (5,278,290)    (6,508,525)      2,151,033       (229,815)
     Unrealized appreciation (depreciation) of
        investments and foreign currency                                2,054,756      3,682,408       3,082,755      3,104,815
                                                                      -----------    -----------     -----------    -----------
                                                                      $23,646,012    $24,168,127     $38,249,238    $35,528,611
                                                                      ===========    ===========     ===========    ===========

TRANSACTIONS IN FUND SHARES
Shares sold:
     Class A                                                                5,718         16,983           9,603          6,925
     Class R                                                                   --             --              --             --
Reinvested distributions:
     Class A                                                                   --             --              --         24,154
     Class R                                                                   --             --              --             --
Shares redeemed:
     Class A                                                              (16,088)    (1,470,831)         (2,667)      (259,682)
     Class R                                                                   --             --              --             --
                                                                      -----------    -----------     -----------    -----------
Net increase (decrease) in fund shares                                    (10,370)    (1,453,848)          6,936       (228,603)
Shares outstanding, beginning of year or period                         3,278,274      4,732,122       3,896,087      4,124,690
                                                                      -----------    -----------     -----------    -----------
Shares outstanding, end of year or period                               3,267,904      3,278,274       3,903,023      3,896,087
                                                                      ===========    ===========     ===========    ===========

32 ACTIVA Mutual Funds Semiannual Report

   The accompanying notes are an integral part of these financial statements.

ACTIVA Notes to Unaudited Financial Statements

1. ORGANIZATION

Activa Mutual Fund Trust (Trust) was organized as a Delaware business trust on February 2, 1998. The trust consists of four funds, each open-end management investment companies registered under the Investment Company Act of 1940. The funds are: the Activa Intermediate Bond Fund (Intermediate Bond Fund), the Activa Value Fund (Value Fund), the Activa Growth Fund (Growth Fund) and the Activa International Fund (International Fund) collectively referred to as the Funds. The Value Fund is the successor to Amway Mutual Fund.


2. SIGNIFICANT ACCOUNTING POLICIES

Investment Objectives

The Intermediate Bond Fund's investment objective is to seek a high level of current income as is consistent with moderate risk of capital and maintenance of liquidity. The Intermediate Bond Fund invests primarily in investment-grade debt securities, with average maturity of three to ten years.

The Value Fund's investment objective is to seek long-term capital appreciation, and invests primarily in common stocks of U.S. companies which are considered by the investment manager to be undervalued.

The Growth Fund seeks long-term growth of capital, and invests primarily in common stocks believed by the investment manager to have long-term growth potential.

The International Fund seeks maximum long-term capital appreciation. The International Fund invests primarily in common stocks of non-U.S. companies which the Fund believes to be undervalued by the marketplace with above-average potential for capital appreciation.

Classes of Shares

The Value Fund offers two classes of shares (Class A and Class R). The Class R shares are offered to tax-exempt retirement and benefit plans of Alticor, Inc. and its affiliates, and are not subject to any sales charges or 12b-1 distribution fees. All other Funds issue a single class of shares. Each share for all of the Funds, including Class A and Class R of the Value Fund represents an equal proportionate interest in their respective Fund and, generally, will have identical voting, dividend, liquidation, and other rights and the same terms and conditions. Each class and Fund will have exclusive voting rights with respect to matters affecting only that class or Fund. Each class and Fund bears different distribution, shareholder servicing and transfer agent expenses. Income, non-class specific expenses, and realized and unrealized gains or losses on investments are allocated to each class of shares or Fund based upon its relative net assets. Each fund has authorized an unlimited number of shares.

Security Valuation

Net asset values per share are calculated at the close of business on the New York Stock Exchange, usually 4:00 PM Eastern time on each business day on which that exchange is open. Investments in securities listed or admitted to trading on a national securities exchange are valued at their last reported sale price before the time of valuation. If a security is traded only in the over-the-counter market, or if no sales have been reported for a listed security on that day, it is valued at the mean between the current closing bid and ask prices. Short-term securities maturing within 60 days are valued at amortized cost, which approximates fair value. Portfolio debt securities with remaining maturities greater than 60 days are valued by pricing agents approved by the Board of Trustees. Foreign securities are converted to U.S. dollars using exchange rates at the close of the New York Stock Exchange. Securities for which market quotations are not readily available, including any restricted securities (none at June 30, 2006), and other assets of the Funds are valued at fair market value as determined by the Fund's Board of Trustees.

Derivative Transactions

The Funds may trade in derivative contracts to hedge portfolio holdings and for investment purposes. Hedging activities are intended to reduce various risks associated with fluctuations in foreign currency exchange rates. When entering into a forward currency contract, the fund agrees to receive or deliver a fixed quantity of foreign currency for an agreed-upon price on an agreed future date. These contracts



                                        ACTIVA Mutual Funds Semiannual Report 33

ACTIVA Notes to Unaudited Financial Statements continued


are valued daily. The fund's net equity in the contracts is included as unrealized gains or losses in the statement of assets and liabilities. This unrealized gain or loss is the difference between the forward foreign exchange rates at the dates of entry into the contracts and the forward rates at the reporting date. The current year change in unrealized gains and losses and realized gains and losses are included in the statement of operations. These instruments involve market risk, credit risk, or both kinds of risk, in excess of the amount recognized in the statements of assets and liabilities. Risks arise from the possible inability of counterparties to meet the terms of their contracts and from movement in currency and security values and interest rates. There were no foreign currency contracts outstanding at June 30, 2006.

Security Transactions

Security transactions are accounted for on the trade date. Dividend income is recorded on the ex-dividend date. Interest income is recorded on the accrual basis. Original issue discounts are accreted and premium is amortized on debt securities to interest income over the life of a security with a corresponding adjustment in the cost basis. Realized gains and losses from security transactions and unrealized appreciation and depreciation of investments are reported on a specific identification basis. Dividends and distributions to shareholders are recorded by the Funds on the ex-dividend date.

Foreign Currency Translation

Investment securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at date of valuation. Purchases and sales of investment securities and income and expense items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions.

Net realized gains and losses from foreign currency and investment transactions disclosed in the Statement of Operations consist of net gains and losses on disposition of foreign currency, currency gains and losses realized between trade and settlement dates on security transactions, and the difference between the amount of net investment income accrued and the amount actually received in U.S. dollars. Net unrealized foreign exchange gains and losses arise from changes in fair values of assets and liabilities other than investments in securities at period end, resulting from changes in exchange rates. The effects of foreign currency exchange rates on foreign securities held are included in net realized and unrealized gain or loss on investments.

Futures Contracts

The Funds may use futures contracts to manage its exposure to the stock and bond markets. Buying futures tends to increase the fund's exposure to the underlying instrument, while selling futures tends to decrease the fund's exposure to the underlying instrument or hedge other fund investments. Futures contracts involve, to varying degrees, risk of loss in excess of the futures variation margin reflected in the Statement of Assets and Liabilities. The underlying face amount at value of any open futures contracts at period end is shown at the end of the schedule of investments. This amount reflects each contract's exposure to the underlying instrument at period end. Losses may arise from changes in the value of the underlying instruments or if the counterparties do not perform under the contract's terms. Gains (losses) are realized upon the expiration or closing of the futures contracts. Futures contracts are valued at the settlement price established each day by the board of trade or exchange on which they are traded.

Security Lending

The Funds lend portfolio securities from time to time in order to earn additional income. The Funds receive collateral in the form of U.S. Treasury obligations, letters of credit, and/or cash against the loaned securities, and maintain collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of the Funds and any additional required collateral is delivered to the Funds on the next business day. If the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, the Funds


34 ACTIVA Mutual Funds Semiannual Report

ACTIVA Notes to Unaudited Financial Statements continued


could experience delays and costs in recovering the securities loaned or in gaining access to the collateral. At June 30, 2006, the value of the securities loaned and the collateral received were as follows:

                              Value of the        Collateral
Fund                     Securities Loaned          Received
                         -----------------        ----------
Intermediate Bond              $16,403,389       $16,616,855
Value                           $9,331,524        $9,473,379
Growth                          $3,253,751        $3,309,168
International                   $8,107,404        $8,295,591

Federal Income Taxes

It is the Funds' policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to make distributions of income and capital gains sufficient to relieve it from substantially all federal income taxes. Foreign taxes are provided for based on each fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests.

Dividend Distributions

The Intermediate Bond Fund declares and distributes dividends monthly, and capital gains (if any) are distributed annually. The Value Fund, Growth Fund and International Fund declare and distribute dividends and capital gains (if any) annually.

Use of Estimates

The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.


3. INVESTMENT ADVISORY AGREEMENT AND OTHER TRANSACTIONS WITH AFFILIATES

The Funds have entered into investment advisory agreements with Activa Asset Management LLC (the Adviser), effective June 11, 1999. The Funds employ the investment adviser to provide investment advice and manage on a regular basis the investment portfolios for the Funds. Except when otherwise specifically directed by the Funds, the Investment Adviser will make investment decisions on behalf of the Funds and place all orders for the purchase and sale of portfolio securities for the Funds' accounts. The Adviser shall be permitted to enter into an agreement with another advisory organization (sub-adviser), whereby the sub-adviser will provide all or part of the investment advice and services required to manage the Funds' investment portfolios as provided for in these agreements. In return for these services, the Funds pay the adviser an annual rate as follows:

FUND                 % OF AVERAGE NET ASSETS
----                 -----------------------
Intermediate Bond    .40% on first $50 million; .32% on next
                     $100 million; .24% on assets in excess
                     of $150 million

Value                .60% on first $100 million; .50% on
                     assets in excess of $100 million; the
                     minimum annual fee shall be $350,000
                     plus .20% of average net assets

Growth               .70% on first $25 million; .65% on next
                     $25 million; .60% on assets in excess of $50 million

International        .85% on first $50 million; .75% on
                     assets in excess of $50 million

As permitted by the above agreements, the Adviser has retained the following sub-advisers:

FUND                 SUB-ADVISER
----                 -----------
Intermediate Bond    McDonnell Investment Management, LLC
Value                Wellington Management Company, LLP
Growth               BlackRock Advisors, Inc.
International        Tradewinds NWQ Global Investors, LLC*

*Tradewinds NWQ Global Investors, LLC, became sub-adviser for the International Fund effective April 1, 2005. Prior to that agreement, sub-advisory services were provided by Nicholas Applegate Capital Management.


                                        ACTIVA Mutual Funds Semiannual Report 35

ACTIVA Notes to Unaudited Financial Statements continued


Pursuant to Rule 12b-1 under the Investment Company Act of 1940, the Value Fund, Intermediate Bond Fund, Growth Fund and International Fund have entered into a Plan and Agreement of Distribution with Activa Asset Management LLC. Under the terms of the agreement, Activa Asset Management LLC provides services in connection with distributing the Funds' shares (except Value Fund Class R). For these services rendered, the Funds compensate Activa Asset Management LLC monthly at a maximum annual rate of .25 of 1% of the average net assets of the Fund. For the six month period ended June 30, 2006 the Board of Trustees approved an annual rate of .10 of 1% of average net assets.

The Funds have a transfer agency and dividend disbursing agency agreement with Activa Asset Management LLC. Under these agreements, Activa Asset Management LLC is the agent for transfer of the Funds' shares and disbursement of the Funds' distributions. For these services, the Intermediate Bond, Value (Class A), Growth and International Funds pay a monthly fee based upon $2.00 per account in existence during the month. The transfer agent is compensated by the Value Fund (Class R) at a monthly rate of 1/12 of .20% (.20% annually) of average net assets.

On June 11, 1999, as amended on June 3, 2004, the Trust has entered into an administrative agreement with Activa Asset Management LLC. Under the terms of the agreement Activa Asset Management LLC will act as administrator for the Funds. As administrator of the Funds, Activa Asset Management LLC will furnish office space and office facilities, equipment and personnel, as well as providing services relating to compliance, tax and financial service requirements. For these services, the administrator will be compensated quarterly by each fund at an annual rate of .15% of 1% of average daily net assets.

On July 9, 1999 the Trust entered into a Fund Accounting Agreement with Bisys Fund Services Ohio, Inc. (Fund Accountant). As stated in the agreement, the Fund Accountant is responsible for the maintenance of books and records, performance of daily accounting services, providing the Funds' management with information for the preparation of monthly financial statements and certain information necessary for meeting compliance requirements. The Fund Accountant is compensated by each fund based upon an annual fee of $35,000 for assets up to $100 million; $50,000 for assets between $100 million and $1 billion; and $75,000 for assets in excess of $1 billion. In addition, each fund will pay the Fund Accountant an annual fee of $2,500 for portfolio accounting reports provided to investment adviser personnel through internet access.

Two families, which own (directly or indirectly) the majority of the shares outstanding of the Trust, also indirectly own 100% of the Adviser.


4. INVESTMENT TRANSACTIONS

At June 30, 2006, the cost of investments owned by the Value Fund was $123,336,089 for federal income tax purposes. Aggregate gross unrealized appreciation on securities in which there was an excess of market value over tax cost was $18,357,914. Aggregate gross unrealized depreciation on securities in which there was an excess of tax cost over market value was $2,048,816. Net unrealized appreciation for tax purposes was $16,309,098, at June 30, 2006.

The unrealized appreciation (depreciation) at June 30, 2006 based upon cost of both long-term and short-term securities for the funds that have elected an October 31st year-end for federal income tax purposes were as follows:

                                                              Net      Cost for
                     Gross                Gross        unrealized       federal
                unrealized           unrealized      appreciation    income tax
Fund          appreciation         depreciation    (depreciation)      purposes
              ------------         ------------    --------------    ----------
Intermediate
 Bond             $122,649           $3,326,489       ($3,203,840)  $89,135,672
Growth           2,711,273              657,470         2,053,803    21,293,605
International    5,131,579            2,054,466         3,077,113    34,798,263


36 ACTIVA Mutual Funds Semiannual Report

ACTIVA Notes to Unaudited Financial Statements continued


5. RELATED PARTY TRANSACTION

A certain class of Independent Business Owners of Alticor, Inc. received part of its Emerald profit-sharing bonus in common stock shares of the Value Fund. On January 12, 2006, Alticor, Inc. purchased 224,000 Value Fund shares valued at $1,995,841 (based upon the net asset value of $8.91 per share) and transferred the shares to these Independent Business Owners.

On March 28, 2006 Amway Investment Corp., a principal shareholder of the Activa Mutual Fund, redeemed $30,000,000 from the Activa Intermediate Bond Fund, via a redemption in kind, as part of a reallocation of investment assets.


                                        ACTIVA Mutual Funds Semiannual Report 37

ACTIVA Financial Highlights
                                                                  INTERMEDIATE BOND FUND                VALUE FUND - CLASS A
                                                               ----------------------------      --------------------------------
                                                                    PERIOD             YEAR            PERIOD                YEAR
                                                                     ENDED            ENDED             ENDED               ENDED
                                                                   6/30/06         12/31/05           6/30/06            12/31/05
Per share outstanding for each period                           (UNAUDITED)        (AUDITED)       (UNAUDITED)           (AUDITED)
                                                               -----------     ------------      ------------        ------------
Net Asset Value, Beginning of Period                                 $9.91           $10.21             $8.65               $8.06

Income from investment operations:
   Net investment income (loss)                                       0.20             0.44              0.06                0.09
   Net realized and unrealized gains (losses) on securities          (0.30)           (0.27)             0.36                0.59
                                                               -----------     ------------      ------------        ------------
Total from investment operations                                     (0.10)            0.17              0.42                0.68
Less Distributions:
   Dividends from net investment income                               0.20             0.44                --                0.09
   Dividends in excess of net investment income                         --               --                --                  --
   Distributions from capital gains                                     --             0.03                --                  --
                                                               -----------     ------------      ------------        ------------
Total Distributions                                                   0.20             0.47                --                0.09
                                                               -----------     ------------      ------------        ------------
Net Asset Value, End of Period                                       $9.61            $9.91             $9.07               $8.65
                                                               ===========     ============      ============        ============
Total Return *                                                      -1.01%            1.70%             4.86%               8.47%

RATIOS AND SUPPLEMENTAL DATA
Net assets, end of period                                      $86,601,428     $121,684,933      $137,400,813        $132,596,978
Ratio of expenses to average net assets                               0.4%             0.7%              0.6%                1.2%
Ratio of net income (loss) to average net assets                      2.2%             4.0%              0.7%                1.1%
Portfolio turnover rate                                              23.3%            94.6%             39.0%               54.4%
                                                    VALUE FUND - CLASS R             GROWTH FUND               INTERNATIONAL FUND
                                                  ------------------------    ------------------------    -------------------------
                                                      PERIOD          YEAR         PERIOD         YEAR         PERIOD          YEAR
                                                       ENDED         ENDED          ENDED        ENDED          ENDED         ENDED
                                                     6/30/06      12/31/05        6/30/06     12/31/05        6/30/06      12/31/05
Per share outstanding for each period             (UNAUDITED)     (AUDITED)    (UNAUDITED)    (AUDITED)    (UNAUDITED)     (AUDITED)
                                                  ----------    ----------    -----------  -----------    -----------   -----------
Net Asset Value, Beginning of Period                   $8.69         $8.10          $7.37        $6.96          $9.12         $8.08

Income from investment operations:
   Net investment income (loss)                         0.06          0.10          (0.01)          --           0.09          0.06
   Net realized and unrealized gains
      (losses) on securities                            0.36          0.59          (0.12)        0.41           0.59          1.04
                                                  ----------    ----------    -----------  -----------    -----------   -----------
Total from investment operations                        0.42          0.69          (0.13)        0.41           0.68          1.10
Less Distributions:
   Dividends from net investment income                   --          0.10             --           --             --          0.06
   Dividends in excess of net investment income           --            --             --           --             --            --
   Distributions from capital gains                       --            --             --           --             --            --
                                                  ----------    ----------    -----------  -----------    -----------   -----------
Total Distributions                                       --          0.10             --           --             --          0.06
                                                  ----------    ----------    -----------  -----------    -----------   -----------
Net Asset Value, End of Period                         $9.11         $8.69          $7.24        $7.37          $9.80         $9.12
                                                  ==========    ==========    ===========  ===========    ===========   ===========
Total Return *                                         4.83%         8.52%         -1.76%        5.89%          7.46%        13.58%

RATIOS AND SUPPLEMENTAL DATA
Net assets, end of period                         $4,284,733    $4,263,646    $23,646,012  $24,168,127    $38,249,238   $35,528,611
Ratio of expenses to average net assets                 0.5%          1.1%           0.7%         1.4%           0.7%          1.6%
Ratio of net income (loss) to average net assets        0.7%          1.2%          -0.2%        -0.4%           0.9%          1.1%
Portfolio turnover rate                                39.0%         54.4%          56.1%        79.0%          24.8%        178.3%

* The period ended June 30, 2006 is not annualized but an aggregate total return for the period.


38-39 ACTIVA Mutual Funds Semiannual Report (SPREAD)

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40 ACTIVA Mutual Funds Semiannual Report

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                                        ACTIVA Mutual Funds Semiannual Report 41

Logo: Activa Mutual Funds

Activa Mutual Funds
2905 Lucerne SE, Suite 200
Grand Rapids, Michigan 49546
(800) 346-2670

WWW.ACTIVAFUNDS.COM


                                                               Printed in U.S.A.

ITEM 2. CODE OF ETHICS.

Not applicable at this time.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

Not applicable at this time.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

Not applicable at this time.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable at this time.

ITEM 6. SCHEDULE OF INVESTMENTS.

Included as part of the shareholder report.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable to this registrant.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable to this registrant.

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable to this registrant.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

The Nominating Committee will consider nominees recommended by shareholders. Recommendations by shareholders can be made in writing to the Fund.

ITEM 11. CONTROLS AND PROCEDURES.

     (a) The registrant's principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the "1940 Act") (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of this report, based on their evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Exchange Act (17 CFR 240.13a-15(b) or 240.15d-15(b)).

     (b) There were no changes in the registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d)) that occurred during the registrant's last fiscal half-year (the registrant's second fiscal half-year in the case of an annual report) that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.

ITEM 12. EXHIBITS
-----------------

File the exhibits listed below as part of this Form. Letter or number the exhibits in the sequence indicated.

(a) Any code of ethics, or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy the Item 2 requirements through filing of an exhibit: Not Applicable.

(b) A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Act (17 CFR 270.30a-2(a)), exactly as set forth below: Ex-99.CERT Attached hereto.

                                   SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) Activa Mutual Fund Trust
            -----------------------------------------------------------

By (Signature and Title)* /s/ Allan D. Engel
                         ----------------------------------------------
                          Allan D. Engel
                          President, Principal Executive Officer and
                          Principal Financial Officer

Date August 30, 2006
    -------------------------------------------------------------------

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*
                         ----------------------------------------------


Date
    -------------------------------------------------------------------

By (Signature and Title)* /s/
                         ----------------------------------------------


Date
    -------------------------------------------------------------------



* Print the name and title of each signing officer under his or her signature.